EXHIBIT 99.2

# WEINGARTEN REALTY

People-to-People.Coast-to-Coast.

SAFEWAY

KROGER

# Supplemental Financial Information

THE HOME DEPOT

publix

**Quarter ended March 31, 2011**

2600 Citadel Plaza Dr, Ste 125 <> Houston, Texas 77008 <> 800.688.8865

Table of Contents	Page No.

Corporate Profile	1

Financial Summary
Condensed Consolidated Statements of Income	3
Condensed Consolidated Balance Sheets	4
Supplemental Financial Data	5
Funds from Operations
Recurring Funds from Operations
Dividends
General and Administrative Expenses
Supplemental Income Statement Detail	6
Rentals, net
Fee Income From Real Estate Joint Ventures and Partnerships
Interest Expense, net
Interest Income and Other Income, net
Supplemental Analyst Information
Net Operating Income Including Joint Ventures
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Supplemental Balance Sheet Detail	7
Property
Straight Line Rent Receivable
Other Assets, net
Other Liabilities, net
Identified Intangible Assets and Liabilities
Capitalization and Coverage Ratios	8
Common Share Data
Capitalization
Capital Availability
Coverage Ratios
Net Debt to Adjusted EBITDA
Credit Ratings

Investment Activity
New Development Properties (by Stabilization)	10
Land Held for Development	11
Disposition and Acquisition Summary	12
Property Investment Summary	13

Summary of Debt
Debt Information	15
Outstanding Balance Summary
Fixed vs. Variable Rate Debt
Secured vs. Unsecured Debt
Weighted Average Interest Rates
Schedule of Maturities	16

Joint Ventures
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%	18
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share	19
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships	20
Mortgage Debt Information for Unconsolidated Real Estate Joint Ventures & Partnerships	21

Portfolio Summary
Tenant Diversification by Percent of Rental Revenues	23
Portfolio Operating Information	24
Lease Expirations
Leasing Activity - Signed Leases
Occupancy
Same Property Net Operating Income Growth
Total Net Operating Income by Geographic Region	25
Average Base Rents by CBSA	26 - 28

Property Listing	30 - 43

Other Topics of Interest
Supplemental Leasing Information	45

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948.  As of March 31, 2011, we owned or operated under long-term leases, interests in 384 developed income-producing properties and 10 new development properties (including 7 which are income-producing), which are located in 23 states that span the United States from coast to coast.  Included in the portfolio are 314 shopping centers, 77 industrial projects, and 3 other operating properties.  Our interests in these properties aggregated approximately 44.8 million square feet of leasable area.  Our properties were 90.9% leased as of March 31, 2011, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. Box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Stock Listings

New York Stock Exchange:
Common Shares	WRI
Series D Preferred Shares	WRI-PD
Series E Preferred Shares	WRI-PE
Series F Preferred Shares	WRI-PF
8.1% 2019 Notes	WRD

Forward-Looking Statements

This prospectus supplement and the accompanying prospectus, including documents incorporated by reference, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. These forward-looking statements relate to the company's intentions, beliefs, expectations or projections of the future. It is important to note that the company's actual results could differ materially from those projected in such forward-looking statements.  Factors which may cause actual results to differ materially from current expectations include, but are not limited to: (i) disruptions in financial markets, (ii) general economic and local real estate conditions, (iii) the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or general downturn in their business, (iv) financing risks, such as the inability to obtain equity, debt, or other sources of financing on favorable terms, (v) changes in governmental laws and regulations, (vi) the level and volatility of interest rates, (vii) the availability of suitable acquisition opportunities, (viii) changes in expected development activity, (ix) increases in operating costs, (x) tax matters, including failure to qualify as a real estate investment trust, could have adverse consequences and (xi) investments through real estate joint ventures and partnerships involve risks not present in investments in which we are the sole investor.  Accordingly, there is no assurance that our expectations will be realized.

Non-GAAP Disclosures

The National Association of Real Estate Investment Trusts defines funds from operations ("FFO") as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated real estate joint ventures and partnerships.  We calculate FFO in a manner consistent with the NAREIT definition.  Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance.  Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself.  There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.  FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity.  FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Financial Summary

Weingarten Realty Investors
Condensed Consolidated Statements of Income
(in thousands, except per share amounts)

		Three Months Ended
		March 31,		Twelve Months Ended December 31,
		2011	2010	2010	2009	2008	2007

Revenues:
Rentals, net		$132,380	$134,088	$540,712	$554,039	$578,674	$547,765
Other		2,746	3,017	13,913	17,964	13,788	13,149
Total		135,126	137,105	554,625	572,003	592,462	560,914

Expenses:
Depreciation and amortization		38,735	36,145	151,077	147,772	149,768	122,203
Operating		24,464	25,974	105,684	102,974	113,460	99,575
Real estate taxes, net		16,912	16,922	64,890	70,667	70,608	64,347
Impairment loss		770	236	33,317	34,983	52,539
General and administrative		6,556	6,591	25,000	25,930	25,761	26,979
Total		87,437	85,868	379,968	382,326	412,136	313,104

Operating Income		47,689	51,237	174,657	189,677	180,326	247,810
Interest Expense, net		(36,846)	(37,617)	(148,794)	(153,207)	(156,318)	(156,248)
Interest and Other Income, net		2,055	2,863	9,825	11,427	4,333	8,483
Equity in Earnings of Real Estate Joint Ventures and Partnerships, net (a)		3,397	3,236	12,889	5,548	12,196	19,853
(Loss) Gain on Redemption of Convertible Senior Unsecured Notes				(135)	25,311	12,961
Gain on Land and Merchant Development Sales		962			18,688	8,342	16,385
Benefit (Provision) for Income Taxes		316	(476)	(240)	(6,337)	10,220	(4,073)
Income from Continuing Operations		17,573	19,243	48,202	91,107	72,060	132,210
Operating (Loss) Income from Discontinued Operations		(483)	31	(62)	3,138	11,815	20,383
Gain on Sale of Property from Discontinued Operations				618	55,765	68,722	83,659
(Loss) Income from Discontinued Operations		(483)	31	556	58,903	80,537	104,042
Gain on Sale of Property		98	848	2,480	25,266	1,998	4,086
Net Income		17,188	20,122	51,238	175,276	154,595	240,338
Less:	Net Income Attributable to Noncontrolling Interests	(1,092)	(1,014)	(5,032)	(4,174)	(8,943)	(10,237)
Net Income Adjusted for Noncontrolling Interests		16,096	19,108	46,206	171,102	145,652	230,101
Preferred Share Dividends		(8,869)	(8,869)	(35,476)	(35,476)	(34,711)	(25,375)
Redemption Costs of Preferred Shares						(1,850)
Net Income Attributable to Common Shareholders		$7,227	$10,239	$10,730	$135,626	$109,091	$204,726
Earnings Per Common Share - Basic		$0.06	$0.09	$0.09	$1.24	$1.29	$2.39
Earnings Per Common Share - Diluted		$0.06	$0.08	$0.09	$1.23	$1.28	$2.35

(a)		See Page 19 for the Company's pro rata share of the operating results of its unconsolidated real estate joint ventures and partnerships.

Weingarten Realty Investors
Condensed Consolidated Balance Sheets
(in thousands, except per share amounts)

	March 31,	December 31,
	2011	2010
ASSETS

Property	$4,803,498	$4,777,794
Accumulated Depreciation	(1,002,631)	(971,249)
Property, net	3,800,867	3,806,545

Investment in Real Estate Joint Ventures and Partnerships, net (a)	345,815	347,526
Total	4,146,682	4,154,071

Notes Receivable from Real Estate Joint Ventures and Partnerships	183,486	184,788
Unamortized Debt and Lease Costs, net	116,794	116,437
Accrued Rent and Accounts Receivable (net of allowance for doubtful accounts of $11,793 in 2011 and $10,137 in 2010)	74,824	95,859
Cash and Cash Equivalents	28,774	23,859
Restricted Deposits and Mortgage Escrows	20,954	10,208
Other, net	218,995	222,633
Total	$4,790,509	$4,807,855

LIABILITIES AND EQUITY

Debt, net	$2,644,875	$2,589,448
Accounts Payable and Accrued Expenses	80,274	126,767
Other, net	107,782	111,383
Total	2,832,931	2,827,598

Commitments and Contingencies

Equity:
Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of beneficial interest; 100 shares issued and outstanding in 2011 and 2010; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of beneficial interest; 29 shares issued and outstanding in 2011 and 2010; liquidation preference $72,500	1	1
6.5% Series F cumulative redeemable preferred shares of beneficial interest; 140 shares issued and outstanding in 2011 and 2010; liquidation preference $350,000	4	4
Common Shares of Beneficial Interest - par value, $.03 per share; shares authorized: 275,000; shares issued and outstanding: 120,711 in 2011 and 120,492 in 2010	3,636	3,630
Accumulated Additional Paid-In Capital	1,975,962	1,969,905
Net Income Less Than Accumulated Dividends	(177,731)	(151,780)
Accumulated Other Comprehensive Loss	(21,044)	(21,774)
Shareholders' Equity	1,780,831	1,799,989
Noncontrolling Interests	176,747	180,268
Total Equity	1,957,578	1,980,257
Total	$4,790,509	$4,807,855

(a) This represents the Company's investment of its unconsolidated real estate joint ventures and partnerships. See page 19 for additional information.

Weingarten Realty Investors
Supplemental Financial Data
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2011	2010
Funds from Operations
Numerator:
Net income attributable to common shareholders	$7,227	$10,239
Depreciation and amortization	36,928	34,454
Depreciation and amortization of unconsolidated real estate joint ventures and partnerships	5,964	5,023
(Gain) on sale of property	(98)	(843)
Loss on sale of property of unconsolidated real estate joint ventures and partnerships	10	2
Funds from Operations - Basic	50,031	48,875
Funds from operations attributable to operating partnership units
Funds from Operations - Diluted	50,031	48,875
Adjustments for Recurring FFO:
Impairment loss, net of tax	1,335	236
Acquisitions costs	101
(Gain) on land and merchant development sales	(1,063)
Recurring Funds from Operations - Diluted	$50,404	$49,111

Denominator:
Weighted average shares outstanding - Basic	120,142	119,779
Effect of dilutive securities:
Share options and awards	959	768
Operating partnership units
Weighted average shares outstanding - Diluted	121,101	120,547

Funds from Operations per Share - Basic	$0.42	$0.41

Funds from Operations Per Share - Diluted	$0.41	$0.41
Adjustments for Recurring FFO per share:
Impairment loss, net of tax	0.01
Acquisitions costs
(Gain) on land and merchant development sales
Recurring Funds from Operations Per Share - Diluted	$0.42	$0.41

Dividends
Common Dividends per Share	$0.275	$0.260

Common Dividends Paid as a % of Funds from Operations	66.3%	63.9%

General and Administrative Expenses
General and Administrative Expenses/Total Revenue	4.9%	4.8%

General and Administrative Expenses/Total Assets before Depreciation	0.11%	0.12%

Weingarten Realty Investors
Supplemental Income Statement Detail
(in thousands)

	Three Months Ended
	March 31,
	2011	2010
Rentals, net
Base minimum rent, net	$103,645	$102,606
Straight line rent	1,934	2,787
Over/Under-market rentals, net	584	259
Percentage rent	1,171	944
Tenant reimbursements	25,046	27,492
Total	$132,380	$134,088

Fee Income from Real Estate Joint Ventures and Partnerships
Recurring	$1,677	$1,767
Non-Recurring	54
Total	$1,731	$1,767

Interest Expense, net
Interest paid or accrued	$37,426	$39,086
Over-market mortgage adjustment of acquired properties, net	(815)	(910)
Amortization of convertible bond discount	572	564
Gross interest expense	37,183	38,740
Capitalized interest	(337)	(1,123)
Total	$36,846	$37,617

Interest and Other Income, net
Interest income from joint ventures (primarily construction loans)	$894	$1,437
Deferred compensation interest income	611	482
Other	550	944
Total	$2,055	$2,863

Supplemental Analyst Information

Net Operating Income including Joint Ventures
Revenues	$135,126	$137,105
Operating expense	(24,464)	(25,974)
Real estate taxes	(16,912)	(16,922)
Total	93,750	94,209

Net Operating Income from Discontinued Operations	(14)	39

Minority Interests Share of Net Operating Income and Other Adjustments	(5,872)	(5,875)
Pro rata Income From Consolidated Ventures	87,864	88,373

Pro rata share of Unconsolidated Joint Ventures
Revenues	17,188	14,769
Operating expense	(2,883)	(2,589)
Real estate taxes	(2,112)	(1,819)
Total	12,193	10,361

Net Operating Income including Joint Ventures	$100,057	$98,734

Equity in Earnings of Real Estate Joint Ventures and Partnerships, net
Net income from unconsolidated real estate joint ventures and partnerships	$1,973	$1,641
Intercompany fee income reclass	1,333	1,805
Other adjustments	91	(210)
Equity in earnings of real estate joint ventures and partnerships, net	$3,397	$3,236

Weingarten Realty Investors
Supplemental Balance Sheet Detail
(in thousands)

	March 31,	December 31,
	2011	2010
Property
Land	$946,400	$925,497
Land held for development	169,688	170,213
Land under development	16,543	22,967
Buildings and improvements	3,636,689	3,610,889
Construction in-progress	34,178	48,228
Total	$4,803,498	$4,777,794

Straight Line Rent Receivable	$59,878	$57,941

Other Assets, net
Notes receivable and mortgage bonds, net	$75,236	$76,716
Debt service guaranty asset	97,000	97,000
Non-qualified benefit plan assets	15,083	15,059
Out-of-market rentals, net	5,993	6,318
Deferred income tax asset	12,177	11,869
Interest rate derivative	5,758	7,192
Other	7,748	8,479
Total	$218,995	$222,633

Other Liabilities, net
Deferred revenue	$19,106	$21,136
Non-qualified benefit plan liabilities	41,885	41,388
Deferred income tax payable	5,762	6,149
Out-of-market rentals, net	15,099	14,083
Interest rate derivative	59	108
Other	25,871	28,519
Total	$107,782	$111,383

Identified Intangible Assets and Liabilities
Identified Intangible Assets:
Above-market leases (included in Other Assets, net)	$16,597	$16,825
Above-market leases - Accumulated Amortization	(10,604)	(10,507)
Below-market assumed Mortgages (included in Debt, net)	5,722	5,722
Below-market assumed Mortgages - Accumulated Amortization	(1,308)	(1,157)
Valuation of in place leases (included in Unamortized Debt and Lease Costs, net)	72,631	71,272
Valuation of in place leases - Accumulated Amortization	(36,735)	(35,984)
Total	$46,303	$46,171

Identified Intangible Liabilities:
Below-market leases (included in Other Liabilities, net)	$39,634	$37,668
Below-market leases - Accumulated Amortization	(24,535)	(23,585)
Above-market assumed mortgages (included in Debt, net)	47,455	48,149
Above-market assumed mortgages - Accumulated Amortization	(31,559)	(31,288)
Total	$30,995	$30,944

Weingarten Realty Investors
Capitalization and Coverage Ratios
(in thousands, except common share data and percentages)

		March 31,		December 31,
		2011		2010

Common Share Data
Closing Market Price		$25.06		$23.76

Dividend Yield		4.39%		4.38%

90-Day, Average Daily Trading Volume		996,985		1,109,792

Capitalization (As reported)
Debt		$2,644,875		$2,589,448
Preferred Shares		497,500		497,500
Common Shares at Market		3,025,018		2,862,890
Operating Partnership Units at Market		41,098		39,085
Total Market Capitalization		$6,208,491		$5,988,923

Debt to Total Market Capitalization		42.6%		43.2%

Capitalization (Pro rata)
Debt		$2,574,406		$2,521,278
Preferred Shares		497,500		497,500
Common Shares at Market		3,025,018		2,862,890
Operating Partnership Units at Market		41,098		39,085
Total Market Capitalization		$6,138,022		$5,920,753

Debt to Total Market Capitalization		41.9%		42.6%

Capital Availability
Revolving Credit Facility		$500,000		$500,000
Less:
Balance Outstanding Under Revolving Credit Facility		48,000
Outstanding Letters of Credit Under Revolving Facility		51,256		52,401
Unused Portion of Credit Facility		$400,744		$447,599

Public Debt Covenant Ratios	Restrictions
Debt to Asset Ratio	Less then 60.0%	46.7%		45.9%
Secured Debt to Asset Ratio	Less than 40.0%	19.6%		19.8%
Fixed Charge Ratio	Greater than 1.5x	2.4	x	2.4	x
Unencumbered Asset Test	Greater than 100%	241.5%		249.7%

Net Debt to Adjusted EBITDA		7.03	x	6.67	x
Debt, net of cash and cash equivalents. EBITDA adjusted for gain/loss on sale of real estate and other non-cash items, primarily impairments.

Credit Ratings		S&P		Moody's
Senior Debt		BBB		Baa2
Preferred Shares		BB+		Baa3
Outlook		Negative		Stable

Investment Activity

Weingarten Realty Investors
New Development Properties (By Stabilization)
As of March 31, 2011
(in thousands at pro rata share, except percentages)

					Total Square				Pro Rata	Pro Rata	Total Estimated
					Feet of		Percent Leased		Spent	Spent	Investment (3)		Est.	YTD 2011
				WRI	Building Area (1)		Net @		Year-To-	Inception	WRI	Gross	Final	Pro Rata
	Center Name	Location	Anchors	Own %	Gross	Net	100%	Gross	Date	to Date (2)	Costs	Costs	ROI %	NOI $

UNDER DEVELOPMENT

1	Gardens on Havana*	Aurora (Denver),Colorado	Kohl's, Target, Dick's Sporting Goods, Sprouts	39.8%	427	170	89.5%	89.5%	$35	$23,027	$16,225	$40,767
2	Waterford	Leland (Wilmington),North Carolina	Harris Teeter	100.0%	95	90	88.2%	88.8%	13	13,506	14,270	14,270
	Total 2011 Stabilizations				522	260	89.3%	89.4%	$48	$36,533	$30,495	$55,037	7.0%	$461

1	Ridgeway Trace Center Phase 2	Memphis, Tennessee	Target #, Sports Authority, Best Buy	100.0%	80	80	52.1%	52.1%	625	16,087	24,074	24,074
2	Surf City Crossing	Surf City (Wilmington),North Carolina	Harris Teeter	100.0%	75	63	85.2%	77.4%	683	7,206	7,662	7,662
3	Tomball Marketplace	Tomball, Texas	Academy#	100.0%	147	62	24.9%	68.5%	89	13,577	15,122	15,122
4	Westwood Center	San Antonio, Texas	Wal-Mart #	100.0%	305	70	44.4%	82.5%	28	16,311	15,243	15,243
5	Clermont Landing Phase 2*	Clermont, Florida	JC Penney #, Epic Theater #, TJ Maxx, Ross	55.0%	63	19	33.2%	62.6%	-	3,260	3,299	5,999
6	North Towne Plaza	Brownsville, Texas	Lowes#	100.0%	153	36	32.2%	84.1%	1	4,630	6,194	6,194
7	Riverpoint at Sheridan	Sheridan (Denver),Colorado	Costco #, Target #, Regal Cinema	50.0%	502	86	57.9%	85.6%	50	45,304	21,349	42,697
8	300 West*	Salt Lake City, Utah	Target #	31.8%	210	23	49.9%	82.7%	165	4,222	5,734	18,031
	Total 2012 and Thereafter Stabilizations				1,535	440	51.0%	79.7%	$1,640	$110,596	$98,677	$135,023	6.9%	$123
	Total 10 Properties Under Development (exclusive of phasing)				2,057	699	68.8%	82.1%	$1,688	$147,129	$129,172	$190,060	6.9%	$584

					Spent Inception to Date (from above)						$147,129	$234,376
					Additional Capital Needed to Complete						19,159	29,215
					Reimbursement of Future Property Sales & Bond Proceeds						(37,116)	(73,532)
					Total Estimated Investment						$129,172	$190,060

* Unconsolidated Joint Venture
# Denotes anchors that are not owned by Weingarten.
(1)	Total Building Area (Gross) square footage reflects 100% ownership including square feet owned by other. WRI's share of building area (Net) square footage reflects WRI's ownership percentage excluding square feet owned by other and excluding other possible future building area.
(2)	Net of non-cash impairment charges.
(3)	Net of anticipated proceeds from land sales and tax incentive financing.

Note:	Phased properties are counted as one property.

Weingarten Realty Investors
Land Held for Development
As of March 31, 2011
(in thousands, except acres and percentages)

	Ownership	Gross	Investment (1)
Location	Interest	Acres	100%	Pro Rata

New Development Phased Projects
US Hwy 1 and Caveness Farms Road, Wake Forest - Raleigh	100.0%	70.6
Highway 17 and Highway 210, Surf City	100.0%	46.5
FM 2920 and Future 249, Tomball - Houston	100.0%	33.7
Decatur at 215 - Las Vegas	100.0%	25.3
Hwy 85 & Hwy 285, Sheridan, CO	50.0%	23.0
US 77 & FM 802, Brownsville, TX	100.0%	21.9
Mississippi at Havana, Aurora - Denver	39.8%	15.4
US Hwy 17 & US Hwy 74/76, Leland	100.0%	12.6
Bear Valley Road at Jess Ranch Parkway, Apple Valley III	50.0%	10.9
Culebra Road and Westwood Loop, San Antonio	100.0%	9.3
South 300 West & West Paxton Avenue, Salt Lake City, UT	31.8%	5.4
State Hwy 95 & Bullhead Pkwy, Bullhead City, AZ	100.0%	7.2
Belle Terre Pkwy & State Rd 100, Palm Coast, FL	50.0%	6.7
SR 207 & Rolling Hills Drive, St. Augustine, FL	70.0%	5.2
29th St at Nolana Loop, McAllen, TX	50.0%	3.8
Bear Valley Road at Jess Ranch Parkway, Apple Valley II	50.0%	3.2
Southern Ave & Signal Butte Rd, Mesa, AZ	100.0%	2.1
SEC Poplar Ave at I-240, Memphis, TN	100.0%	1.2
Total New Development Phased Projects		304.0	$92,623	$76,387

Other Raw Land
FM 1957 (Potranco Rd) and FM 211, San Antonio	50.0%	198.7
South Fulton Parkway and SH 92, Union City - Atlanta	100.0%	81.6
Shary Road and US Hwy 83, Mission	50.0%	36.9
SH 281 & Wilderness Oaks, San Antonio, TX	100.0%	29.2
US Hwy 15-501 & Bruce Wood Rd., Southern Pines, NC	100.0%	24.0
Creedmoor (Highway 50) and Crabtree Valley Avenue, Raleigh	100.0%	11.7
Lon Adams Rd at Tangerine Farms Rd - Tuscan	50.0%	9.7
Rock Prairie Rd. at Hwy. 6, College Station	100.0%	9.0
SH 151 & Ingram Rd, San Antonio, TX	66.7%	8.5
Young Pines and Curry Ford Rd, Orange County, Florida - Orlando	100.0%	3.0
Leslie Rd. at Bandera Rd., Helotes	100.0%	1.7
Other (2)	100.0%	39.5
Total Raw Land		453.6	$102,045	$76,737

Total Land Held For Development Properties		757.5	$194,668	$153,123

(1)	Net of impairment adjustments and valuation adjustments due to consolidation of joint ventures.
(2)	Primarily represents land parcels held by WRI for many years that have never been reported as new development assets.

Note: Land costs account for $154.4 million of total investment at 100%, $120.6 million at pro rata share.

Weingarten Realty Investors
Disposition and Acquisition Summary
For the Period Ended March 31, 2011
(in thousands at pro rata share)

		Sq. Ft. of			Weighted
		Bldg. Area	Date	Sales	Sales
Center	City/State	at 100%	Sold	Proceeds	Cap

Dispositions

1st Quarter
Paradise Market Place - Pad	Las Vegas, NV	-	1/25/11
3500 Atlanta Industrial Parkway (vacant)	Atlanta GA	50	3/31/11
Siempre Viva Building 2 * (vacant)	San Diego, CA	66	3/31/11
Harrison Pointe Shopping Center - Pad	Cary, NC	-	3/31/11

Total Dispositions				$3,500	0.00%

			Date	Purchase
			Acquired	Price	Yield

Acquisitions

1st Quarter
Promenade 23 (Redevelopment)	Seattle, WA	97	3/25/11

Total Acquisitions				$18,400	4.30%

* Unconsolidated real estate joint venture activity

Weingarten Realty Investors
Property Investment Summary
(in thousands at pro rata share)

					Remodels/
		New	Major	Tenant	Existing		Leasing/	All
	Acquisitions	Development	Repairs	Finish	Development (1)		Broker Fees	Other	Total

Quarter Ended 3/31/2011	$18,520	$1,688	$1,383	$9,263	$2,401		$5,440	$106	$38,801

Year Ended 12/31/2010	193,131	16,710	13,786	29,556	14,608		18,534	1,337	287,662
Year Ended 12/31/2009	-	71,167	10,469	21,672	23,455		20,600	10,507	157,870
Year Ended 12/31/2008	2,685	193,235	20,570	35,290	37,781	(2)	24,002	8,231	321,793

(1) Primarily incremental investment on properties formerly classified as new development.
(2) Includes approximately $12 million for costs incurred in 2008 for new development properties moved to land held of development.

Summary of Debt

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

		1st Quarter		4th Quarter
	March 31,	Weighted	December 31,	Weighted
	2011	Average Rate (1)	2010	Average Rate (1)
Outstanding Balance Summary
Mortgage Debt	$1,116,154	6.31%	$1,123,490	6.36%
7% 2011 Bonds	117,670	7.00%	117,670	7.00%
3.95% Convertible Bonds (2)	130,505	3.95%	129,933	3.95%
8.1% 2019 Notes	100,000	8.10%	100,000	8.10%
Unsecured Notes Payable	917,711	5.51%	918,439	5.51%
Revolving Credit Agreements (3)	143,000	1.88%	80,000	1.75%
Industrial Revenue Bonds	1,835	2.40%	1,916	1.38%
Obligations under Capital Leases	21,000	7.52%	21,000	7.44%
Subtotal Consolidated Debt	2,547,875	5.68%	2,492,448	5.72%
Debt Service Guaranty Liability (4)	97,000		97,000
Total Consolidated Debt - As Reported	2,644,875	5.68%	2,589,448	5.72%
Less: Noncontrolling Interests	(262,477)		(260,971)
Plus: WRI Share of Unconsolidated Joint Ventures	192,008		192,801
Total Debt - Pro rata Share	$2,574,406	5.65%	$2,521,278	5.75%

				Weighted
				Average
	Debt	Weighted		Remaining
	Balance	Average Rate (1)	% of Total	Life (yrs)
Fixed vs. Variable Rate Debt (at Pro rata Share)
(includes the effect of interest rate swaps)

As of March 31, 2011
Fixed-rate debt	$2,270,136	5.95%	88.2%	5.25
Variable-rate debt	304,270	2.85%	11.8%	3.12
Total	$2,574,406	5.65%	100.0%	5.00

As of December 31, 2010
Fixed-rate debt	$2,267,614	6.05%	89.9%
Variable-rate debt	253,664	3.64%	10.1%
Total	$2,521,278	5.75%	100.0%

Secured vs. Unsecured Debt (at Pro rata Share)

As of March 31, 2011
Secured Debt	$1,111,419	6.27%	43.2%	5.19
Unsecured Debt	1,462,987	5.14%	56.8%	4.85
Total	$2,574,406	5.65%	100.0%	5.00

As of December 31, 2010
Secured Debt	$1,119,630	6.43%	44.4%
Unsecured Debt	1,401,648	5.19%	55.6%
Total	$2,521,278	5.75%	100.0%

	As	Pro rata
	Reported	Share
Weighted Average Interest Rates (1)
Three months ended 03/31/11	5.68%	5.65%
Three months ended 12/31/10	5.72%	5.75%
Twelve months ended 12/31/10	5.73%	5.75%

(1)	Weighted average interest rates exclude the effects of ASC 805 " Business Combinations", discounts on convertible bond repurchases, revolver facility fee, and other loan costs related to financing.

(2)	The convertible bonds, with a face value of $131.3 million, mature August 1, 2026 with a five year option to redeem anytime after August 2011 and an initial conversion price of $49.075 per share.

(3)
Weighted average revolving interest rate excludes the effect of the facility fee of 50 basis points on the total commitment paid quarterly in arrears.  The weighted average revolving interest rate with the facility fee is 4.75% and 8.49% for the first quarter 2011 and the fourth quarter 2010, respectively.

(4)	Debt service guaranty liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

Weingarten Realty Investors
Schedule of Maturities
As of March 31, 2011
(in thousands, except percentages)

	As Reported			Pro rata Share
		Weighted			Weighted
		Average			Average
	Maturities	Rate (4)		Maturities	Rate (4)		Floating Rate	Fixed Rate	Secured	Unsecured
2011 (1) (2)	$207,217	6.75%		$218,721	6.72%		$1,945	$216,776	$91,086	$127,635
2012	307,549	5.73%		313,366	5.73%		4,819	308,547	130,106	183,260
2013	440,829	6.01%		335,524	5.83%		25,980	309,544	161,933	173,591
2014	387,547	5.47%		405,704	5.49%			405,704	90,704	315,000
2015	248,404	6.30%		216,166	6.08%			216,166	126,166	90,000
2016	209,209	6.42%		229,980	6.24%			229,980	154,980	75,000
2017	142,088	6.85%		160,676	6.44%			160,676	135,676	25,000
2018	64,411	7.18%		25,244	6.40%			25,244	15,674	9,570
2019	153,747	7.94%		157,102	7.35%			157,102	57,102	100,000
2020	3,772	7.60%		64,036	7.70%			64,036	64,036	0
Thereafter (2)	198,177	4.86%		200,797	4.94%			200,797	37,810	162,987
Subtotal	2,362,950			2,327,316			32,744	2,294,572	1,065,273	1,262,043

Revolving Credit Agreements	143,000	1.88%	(5)	143,000	1.88%	(5)	143,000			143,000
Other (3)	138,925			104,090			8,361	95,729	46,146	57,944
Swap Maturities:
2014							50,000	(50,000)
2017							70,165	(70,165)
Total	$2,644,875	5.68%		$2,574,406	5.65%		$304,270	$2,270,136	$1,111,419	$1,462,987

(1)	Includes $1.8 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2)	Thereafter includes $131.3 million of convertible bonds maturing in 2026 which has a 5 year call and put option in 2011.
(3)
Other includes capital leases, ASC 805 " Business Combinations" adjustment, debt service guarantee liability, market value of swaps and discounts on notes.  The debt service guaranty liability represents bonds issued in association with a guarantee in connection with a project in Denver, Colorado.

(4)	Weighted average interest rates exclude the effects of ASC 805 " Business Combinations", discounts on convertible bond repurchases, revolver facility fee, and other loan costs related to financing.
(5)	Weighted average revolving interest rate excludes the effect of the facility fee of 50 basis points on the total commitment paid quarterly in arrears.

Joint Ventures

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at 100%
(in thousands)

	Three Months Ended
	March 31,
Condensed Statements of Income	2011	2010

Revenues:
Base minimum rent, net	$38,310	$34,755
Straight line rent	743	663
Over/Under-market rentals, net	435	885
Percentage rent	128	357
Tenant reimbursements	9,444	9,669
Other income	2,266	1,198
Total	51,326	47,527

Expenses:
Depreciation and amortization	17,631	15,345
Interest, net	9,264	9,399
Operating	8,894	8,230
Real estate taxes, net	6,478	6,029
General and administrative	1,092	896
Provision for income taxes	85	60
Impairment loss	2,058
Total	45,502	39,959

Loss on sale of property	(21)	(3)

Net income	$5,803	$7,565

Condensed Balance Sheets
	March 31,	December 31,
	2011	2010
ASSETS

Property	$2,139,684	$2,142,524
Accumulated depreciation	(262,516)	(247,996)
Property, net	1,877,168	1,894,528

Other assets, net	167,042	168,091

Total	$2,044,210	$2,062,619

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net	$549,864	$552,552
Amounts payable to Weingarten Realty Investors	201,487	202,092
Other liabilities, net	45,942	45,331
Total	797,293	799,975

Accumulated equity	1,246,917	1,262,644

Total	$2,044,210	$2,062,619

Weingarten Realty Investors
Financial Statements of Unconsolidated Real Estate Joint Ventures and Partnerships at Pro rata Share
(in thousands)

	Three Months Ended
	March 31,
Condensed Statements of Income	2011	2010

Revenues:
Base minimum rent, net	$12,642	$10,577
Straight line rent	260	356
Over/Under-market rentals, net	45	182
Percentage rent	29	140
Tenant reimbursements	3,104	2,967
Other income	1,108	547
Total	17,188	14,769

Expenses:
Depreciation and amortization	5,964	5,023
Interest, net	3,306	3,268
Operating	2,883	2,589
Real estate taxes, net	2,112	1,819
General and administrative	496	405
Provision for income taxes	33	22
Impairment loss	411
Total	15,205	13,126

Loss on sale of property	(10)	(2)

Net income	$1,973	$1,641

Condensed Balance Sheets
	March 31,	December 31,
	2011	2010
ASSETS

Property	$650,076	$649,890
Accumulated depreciation	(89,592)	(84,609)
Property, net	560,484	565,281
Notes receivable from real estate joint ventures and partnerships	5,521	5,561
Unamortized debt and lease costs, net	23,940	24,179
Accrued rent and accounts receivable (net of allowance for doubtful accounts of $714 in 2011 and $566 in 2010)	15,981	17,145
Cash and cash equivalents	11,179	9,314
Restricted deposits and mortgage escrows	3,192	3,861
Notes receivable and mortgage bonds, net	308	400
Out-of-market rentals, net	2,681	2,827
Other assets, net	2,213	2,277
Total	$625,499	$630,845

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt, net	$193,139	$193,989
Amounts payable to Weingarten Realty Investors	91,167	91,581
Accounts payable and accrued expenses	5,933	5,720
Deferred revenue	1,481	1,457
Out-of-market rentals, net	4,556	4,750
Interest rate derivative	399	502
Other liabilities, net	1,485	1,374
Total	298,160	299,373

Accumulated equity	327,339	331,472

Total	$625,499	$630,845

Notes:

The Consolidated Financial Statements at pro rata share include only the real estate operations of joint ventures and partnerships at WRI's ownership percentages. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Investments in Unconsolidated Real Estate Joint Ventures & Partnerships
March 31, 2011
(in thousands, except number of properties and percentages)

						Weingarten Realty
Joint Venture Partner		Number of Operating Properties (1)	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment Balance	Equity in Earnings of Unconsolidated JVs

TIAA Florida Retail LLC		7	1,259	$319,675		20.0%		$62,697	$341
AEW SRP, LLC		9	899	162,292	$104,151	25.0%	$26,038	12,052	(15)
Collins		8	1,165	154,707	28,583	50.0%	14,292	56,267	636
AEW - Institutional Client		6	523	132,968	66,912	20.0%	13,382	12,636	149
BIT Retail		3	715	153,253	-	20.0%	-	29,824	280
BIT Investment Thirty-Six, LP		12	3,995	209,825	18,052	20.0%	3,610	32,285	93
Eagle AN, LP	(2)	9	2,560	70,689	40,586	22.5%	9,120	4,950	161
Jamestown		6	1,334	151,571	92,822	20.0%	18,564	11,669	177
Fidelis Realty Partners		1	491	144,133	89,664	57.8%	51,781	30,316	125

Other		23	3,803	545,096	109,094	50.5%	55,086	93,121	1,451
Total		84	16,745	$2,044,210	$549,864	29.0%	$191,873	$345,815	$3,397

Joint Venture Description

RETAIL
TIAA Florida Retail LLC		Joint venture with an institutional partner, TIAA-CREF Global Real Estate
AEW SPR, LLC		Retail joint venture with an institutional partner through AEW Capital Management
Collins		Primarily a development joint venture in the Texas Rio Grande valley
AEW - Institutional Client		Joint venture with an institutional partner through AEW Capital Management
BIT Retail		Retail joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Jamestown		Retail joint venture in Florida
Fidelis Partners Realty		Retail joint venture in Texas

INDUSTRIAL
BIT Investment Thirty-Six, LP		Industrial joint venture with Mercantile Real Estate Advisors and its client, the AFL-CIO Building Investment Trust
Eagle AN, LP		Industrial joint venture with American National Insurance Company

(1) Excludes land held for development.
(2) Two properties subsequently reclassed from "Other" category.

Weingarten Realty Investors
Mortgage Debt Information for Unconsolidated Joint Ventures & Partnerships
As of March 31, 2011

Balance Summary

Joint Venture Partner	# of Mortgaged Properties	Mortgage Balance (in thousands) (1)	Average Interest Rate (2)	Average Remaining Term (yrs)

AEW SRP, LLC	7	$104,151	5.7%	4.8
Collins	2	28,583	6.2%	10.4
AEW - Institutional Client	6	66,912	5.7%	3.0
BIT Investment Thirty-Six, LP	2	18,052	6.6%	1.8
Eagle AN, LP	1	33,147	5.4%	9.3
Jamestown	6	92,822	5.7%	4.2
Fidelis Realty Partners	1	89,664	4.3%	9.6
Other	7	114,670	5.8%	3.9

Total	32	$548,001	5.5%	4.6

Schedule of Maturities

	At 100%		At WRI Share
	Maturities (in thousands) (1)	Weighted Average Rate (2)	Maturities (in thousands) (1)	Weighted Average Rate (2)

2011	$40,903	5.5%	$13,277	5.3%
2012	33,557	5.4%	9,130	5.3%
2013	55,335	5.4%	19,054	5.3%
2014	105,021	5.3%	23,603	5.2%
2015	40,467	5.3%	9,973	5.2%
2016	79,731	5.2%	21,772	5.1%
2017	50,041	5.1%	22,415	5.0%
2018	6,308	5.1%	3,185	5.0%
2019	6,646	5.1%	3,355	5.0%
2020	118,033	6.3%	60,265	6.3%
Thereafter	11,959	6.4%	5,979	6.4%
Total	$548,001		$192,008

(1)	Excludes non-cash debt related items.
(2)	Average and weighted average interest rates exclude the effects of ASC 805 " Business Combinations" and loan costs related to financing.

Note: All mortgages are fixed rate except for one included in "other", which has a variable rate mortgage ($3.3 million at 100%) and matures in 2012.

Portfolio Summary

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues
(in thousands at pro rata share, except percentages and # of units)
As of 3/31/2011

			# of Units	Rental	Square
Rank	Tenant Name	DBAs		Revenue	Feet

1	The Kroger Co.	Kroger, Smith Food, Ralphs, Fry's Food, King Soopers	27	2.32%	1,292

2	T.J.X. Companies, Inc.	T.J. Maxx, Marshalls, Home Goods	36	1.84%	815

3	Ross Stores, Inc.	Ross Dress for Less	37	1.81%	776

4	Safeway, Inc.	Safeway, Randalls, Von's	18	1.32%	754

5	Petsmart, Inc.		20	1.10%	357

6	Office Depot, Inc.		24	1.00%	453

7	H E Butt Grocery		7	0.96%	367

8	Gap, Inc.	Gap, Old Navy, Banana Republic	19	0.94%	281

9	Home Depot, Inc.		5	0.92%	535

10	Harris Teeter		9	0.88%	348

11	The Sports Authority		9	0.88%	326

12	Best Buy, Inc.		12	0.87%	285

13	Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks	41	0.84%	358

14	24 Hour Fitness Inc.		7	0.78%	179

15	Publix Super Markets, Inc.		22	0.77%	486

16	Petco Animal Supplies, Inc.		22	0.77%	241

17	Bed Bath & Beyond, Inc.		18	0.73%	362

18	Whole Foods		6	0.71%	218

19	Toys 'R' Us	Toys R Us, Babies R Us	9	0.69%	321

20	Office Max Inc.		12	0.68%	262

21	Raley's	Raley's Bel Air Markets	6	0.64%	331

22	Barnes & Noble Inc.	Barnes & Noble, Bookstop Booksellers	9	0.62%	204

23	Staples		12	0.62%	241

24	Delhaize Group	Food Lion, Sweet Bay	9	0.57%	355

25	JPMorgan Chase Bank		27	0.50%	90

	Total		423	23.74%	10,239

Weingarten Realty Investors
Portfolio Operating Information
(in thousands at pro rata share, except percentages and # of units and leases)

Lease Expirations
As of March 31, 2011	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2011	6.12%	6.92%	10.19%	12.37%	7.15%	7.52%
2012	12.64%	13.97%	17.36%	18.48%	13.83%	14.48%
2013	14.37%	15.09%	22.14%	21.91%	16.33%	15.85%
2014	13.35%	12.76%	15.17%	13.99%	13.82%	12.90%
2015	13.37%	12.92%	11.76%	10.74%	12.97%	12.69%
2016-2020	27.63%	27.46%	22.40%	21.60%	26.33%	26.84%
2021-2030	11.77%	9.99%	0.99%	0.90%	9.07%	8.99%

Leasing Activity
Signed Leases
	Number		New Rent	Prior Rent		Cash Decrease
	of Leases	Square Feet	$PSF	$PSF	TI's $PSF	in Base Rent
Three Months Ended March 31, 2011
Retail New Leases	92	216	$16.08	$18.01	$14.69	-10.7%
Retail Renewals	231	1,198	13.24	13.11	1.01	0.9%
Industrial	46	490	6.00	5.97	1.77	0.6%
Not Comparable Spaces	69	298
Total	438	2,202	$11.70	$11.83	$2.76	-1.1%

Occupancy	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010
Signed Basis
Retail
Mid-Atlantic Region	89.7%	93.9%	94.4%	94.9%	94.2%
Southeastern Region	92.1%	92.2%	91.8%	91.9%	92.2%
Western Region	94.5%	94.5%	92.1%	91.3%	90.9%
Mountain Region	94.1%	94.3%	94.2%	93.9%	93.4%
Central Region	91.7%	91.8%	91.5%	91.4%	91.2%
Total Retail	92.3%	93.0%	92.6%	92.6%	92.2%
Industrial	87.0%	88.8%	86.9%	86.0%	87.5%
Total	90.9%	91.9%	91.1%	90.8%	90.9%

Commenced Basis
Retail
Mid-Atlantic Region	87.1%	90.4%	90.0%	90.0%	90.2%
Southeastern Region	88.5%	89.2%	89.3%	88.5%	88.9%
Western Region	90.5%	88.9%	89.9%	88.4%	88.1%
Mountain Region	92.6%	92.7%	92.5%	91.9%	90.6%
Central Region	88.8%	88.4%	88.3%	89.0%	89.3%
Total Retail	89.5%	89.8%	89.8%	89.6%	89.5%
Industrial	85.8%	87.4%	85.4%	85.6%	87.3%
Total	88.5%	89.2%	88.6%	88.5%	88.9%

Same Property Net Operating Income Growth (1)
Cash Basis
	Three Months Ended
	March 31,
	2011	2010

Retail
Central Region	-1.1%	-2.2%
Mountain Region	5.2%	-4.2%
Western Region	-0.3%	-3.5%
Mid-Atlantic Region	-1.0%	0.8%
Southeast Region	-0.1%	-2.2%
Total Retail	0.5%	-2.4%
Industrial	-1.1%	-4.2%
Total	0.4%	-2.6%

(1)
Same Property NOI Growth includes the company's share of unconsolidated real estate joint ventures and partnerships and provisions for uncollectible amounts and related recoveries.  It excludes the effect of lease cancellation income and straight-line rent adjustments.

Weingarten Realty Investors
Total Net Operating Income by Geographic Region (1)
(in thousands at pro rata share, except percentages)

	Three Months Ended March 31,				Twelve Months Ended December 31,
	2011	%	2010	%	2010	%	2009	%	2008	%	2007	%

Western Region
California	$12,826	13.1%	$12,496	13.0%	$50,943	13.1%	$50,136	12.7%	$51,176	12.1%	$50,503	11.3%
Oregon	356	0.4%	336	0.4%	1,345	0.3%	1,342	0.3%	1,385	0.3%	929	0.2%
Washington	314	0.3%	311	0.3%	1,171	0.3%	1,124	0.3%	1,193	0.3%	1,295	0.3%
Total Western Region	13,496	13.8%	13,143	13.7%	53,459	13.7%	52,602	13.3%	53,754	12.7%	52,727	11.8%

Mountain Region
Nevada	$7,742	7.8%	$7,670	8.0%	$30,906	8.0%	$31,505	8.0%	$34,360	8.1%	$31,338	7.0%
Arizona	6,664	6.8%	5,932	6.2%	24,287	6.2%	26,845	6.8%	26,181	6.2%	23,192	5.2%
Colorado	2,851	2.9%	2,520	2.6%	10,099	2.6%	9,136	2.3%	10,779	2.4%	12,162	2.7%
New Mexico	1,441	1.5%	1,240	1.3%	5,250	1.4%	8,714	2.2%	11,355	2.7%	10,472	2.3%
Utah	864	0.9%	883	0.9%	3,548	0.9%	3,557	0.9%	3,614	0.9%	3,545	0.8%
Total Mountain Region	19,563	19.9%	18,245	19.0%	74,090	19.1%	79,757	20.2%	86,289	20.3%	80,709	18.0%

Central Region
Texas	$30,122	30.5%	$29,710	31.0%	$121,035	31.1%	$113,454	28.7%	$124,407	29.2%	$154,800	34.7%
Louisiana	1,923	2.0%	1,943	2.0%	7,715	2.0%	8,363	2.1%	10,907	2.6%	12,831	2.9%
Arkansas	759	0.8%	705	0.7%	2,065	0.5%	2,960	0.7%	3,129	0.7%	2,378	0.5%
Illinois	497	0.5%	637	0.7%	3,019	0.8%	1,875	0.5%	1,949	0.5%	1,980	0.4%
Oklahoma	273	0.3%	245	0.3%	1,034	0.3%	975	0.2%	955	0.2%	1,009	0.2%
Missouri	271	0.3%	314	0.3%	1,214	0.3%	1,405	0.4%	1,182	0.3%	1,440	0.3%
Kansas	248	0.3%	477	0.5%	2,732	0.7%	3,048	0.8%	3,006	0.7%	3,028	0.7%
Total Central Region	34,092	34.7%	34,031	35.5%	138,814	35.7%	132,080	33.4%	145,535	34.2%	177,466	39.7%

Eastern Region
North Carolina	$6,385	6.4%	$6,179	6.5%	$24,869	6.4%	$25,476	6.5%	$26,978	6.4%	$27,027	6.1%
Georgia	5,302	5.4%	5,446	5.7%	21,798	5.6%	22,643	5.7%	25,039	5.9%	23,929	5.4%
Tennessee	1,791	1.8%	1,178	1.2%	6,261	1.6%	5,009	1.3%	7,015	1.6%	6,964	1.6%
Kentucky	1,671	1.7%	1,713	1.8%	7,019	1.8%	6,766	1.7%	6,629	1.6%	6,787	1.5%
Virginia	855	0.9%	877	0.9%	3,634	0.9%	3,626	0.9%	2,551	0.6%	2,036	0.5%
South Carolina	63	0.1%	72	0.1%	285	0.1%	306	0.1%	277	0.1%	287	0.1%
Maine	10	0.0%	90	0.1%	321	0.1%	355	0.1%	278	0.1%	381	0.1%
Total Eastern Region	16,078	16.3%	15,554	16.3%	64,186	16.5%	64,181	16.3%	68,767	16.3%	67,411	15.3%

Southeast Region
Florida	$14,987	15.3%	$14,879	15.5%	$58,135	15.0%	$66,170	16.8%	$70,335	16.5%	$67,400	15.2%
Total Southeast Region	14,987	15.3%	14,879	15.5%	58,135	15.0%	66,170	16.8%	70,335	16.5%	67,400	15.2%

Total Net Operating Income	$98,215	100.0%	$95,851	100.0%	$388,684	100.0%	$394,790	100.0%	$424,681	100.0%	$445,713	100.0%

(1)
The Net Operating Income at pro rata share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 7.8% to 81% except for the operations of downreit partnerships, which are included at 100%. Net Operating Income excludes the effect of lease cancellation income, straight-line rent adjustments and impairment charges. Pro rata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Average Base Rents by CBSA
As of 3/31/2011
(in thousands at pro rata share, except per square foot amounts)

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Retail
West Region
Los Angeles-Long Beach et al, CA	3	584	$17.01	395	$5,610	$14.19	163	$3,892	$23.87
Madera, CA	1	85	$12.50	52	$497	$9.54	32	$549	$17.38
Modesto, CA	1	79	$14.40	47	$461	$9.70	31	$673	$21.54
Redding, CA	1	121	$17.03	65	$564	$8.73	49	$1,372	$27.96
Riverside et al, CA	5	735	$19.03	389	$5,245	$13.48	283	$7,549	$26.65
Sacramento--Arden et al, CA	5	625	$11.40	342	$1,870	$5.47	228	$4,622	$20.31
San Diego-Carlsbad et al, CA	3	286	$22.27	162	$2,336	$14.41	111	$3,745	$33.72
San Francisco-Oakland et al, CA	3	442	$21.50	241	$3,733	$15.51	174	$5,188	$29.77
San Jose-Sunnyvale et al, CA	2	145	$20.50	66	$423	$6.43	77	$2,508	$32.50
Santa Cruz-Watsonville, CA	1	150	$10.63	93	$565	$6.06	45	$905	$20.05
Santa Rosa-Petaluma, CA	1	195	$11.24	55	$393	$7.20	23	$479	$20.79
Vallejo-Fairfield, CA	3	364	$16.61	151	$1,086	$7.21	157	$4,026	$25.63
California	29	3,812	$16.99	2,058	$22,783	$11.07	1,374	$35,510	$25.85
Portland-Vancouver et al, OR-WA	3	120	$13.69	66	$575	$8.75	45	$941	$20.88
Oregon	3	120	$13.69	66	$575	$8.75	45	$941	$20.88
Seattle-Tacoma-Bellevue, WA	5	179	$15.62	106	$1,424	$13.42	54	$1,071	$19.97
Washington	5	179	$15.62	106	$1,424	$13.42	54	$1,071	$19.97
Total West Region	37	4,110	$16.83	2,230	$24,782	$11.11	1,472	$37,521	$25.49

Mountain Region
Lake Havasu City-Kingman, AZ	1	182	$14.52	112	$1,425	$12.67	22	$524	$24.10
Phoenix-Mesa-Scottsdale, AZ	17	1,389	$13.92	746	$6,139	$8.22	552	$11,938	$21.61
Tucson, AZ	5	630	$14.67	327	$2,920	$8.94	219	$5,081	$23.24
Arizona	23	2,201	$14.17	1,186	$10,483	$8.84	793	$17,543	$22.13
Colorado Springs, CO	2	299	$8.43	243	$1,790	$7.36	39	$586	$15.12
Denver-Aurora, CO	10	1,186	$14.06	482	$4,377	$9.08	304	$6,673	$21.98
Colorado	12	1,485	$12.58	725	$6,167	$8.50	342	$7,258	$21.20
Las Vegas-Paradise, NV	13	2,368	$14.92	1,504	$15,888	$10.57	681	$16,709	$24.54
Nevada	13	2,368	$14.92	1,504	$15,888	$10.57	681	$16,709	$24.54
Albuquerque, NM	4	475	$13.75	280	$2,709	$9.66	152	$3,238	$21.28
New Mexico	4	475	$13.75	280	$2,709	$9.66	152	$3,238	$21.28
Provo-Orem, UT	1	30	$16.17	12	$165	$13.96	19	$327	$17.57
Salt Lake City, UT	2	276	$12.00	188	$1,854	$9.88	74	$1,287	$17.39
Utah	3	307	$12.44	200	$2,019	$10.12	93	$1,614	$17.43
Total Mountain Region	55	6,835	$14.04	3,894	$37,266	$9.57	2,061	$46,362	$22.50

Central Region
Little Rock-N. Little Rock, AR	3	358	$9.10	298	$2,314	$7.76	56	$909	$16.18
Arkansas	3	358	$9.10	298	$2,314	$7.76	56	$909	$16.18
Chicago et al, IL-IN-WI	1	304	$10.76	268	$2,554	$9.52	21	$558	$26.90
Illinois	1	304	$10.76	268	$2,554	$9.52	21	$558	$26.90
Kansas City, MO-KS	1	133	$9.25	87	$698	$8.03	26	$347	$13.36
Topeka, KS	1	116	$8.57	116	$991	$8.57	0	$0	$0.00
Kansas	2	248	$8.91	203	$1,690	$8.34	26	$347	$13.36
Hammond, LA	1	227	$6.16	124	$405	$3.27	85	$879	$10.36
Lafayette, LA	1	138	$10.96	18	$90	$5.00	62	$788	$12.70
Lake Charles, LA	4	447	$7.32	297	$1,662	$5.59	89	$1,169	$13.06
Monroe, LA	1	141	$5.41	89	$341	$3.82	42	$367	$8.83

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
New Orleans-Metairie-Kenner, LA	1	137	$14.69	78	$772	$9.87	59	$1,245	$21.06
Shreveport-Bossier City, LA	1	5	$23.29	0	$0	$0.00	5	$119	$23.29
Louisiana	9	1,096	$8.26	606	$3,269	$5.39	342	$4,567	$13.35
St. Louis, MO-IL	2	229	$9.10	130	$1,068	$8.21	48	$555	$11.48
Missouri	2	229	$9.10	130	$1,068	$8.21	48	$555	$11.48
Oklahoma City, OK	2	164	$7.62	104	$570	$5.51	51	$604	$11.94
Oklahoma	2	164	$7.62	104	$570	$5.51	51	$604	$11.94
Amarillo, TX	2	68	$9.15	11	$48	$4.22	29	$319	$11.10
Beaumont-Port Arthur, TX	6	281	$8.36	158	$799	$5.06	93	$1,300	$13.96
Brownsville-Harlingen, TX	1	12	$12.38	0	$0	$0.00	8	$99	$12.38
College Station-Bryan, TX	1	107	$10.86	86	$923	$10.74	21	$239	$11.39
Corpus Christi, TX	1	372	$13.33	245	$2,291	$9.34	115	$2,509	$21.87
Dallas-Fort Worth-Arlington, TX	10	1,272	$13.32	602	$6,600	$10.96	417	$6,986	$16.74
Houston-Baytown-Sugar Land, TX	63	5,042	$14.35	2,922	$29,227	$10.00	1,737	$37,648	$21.67
Killeen-Temple-Fort Hood, TX	1	115	$12.54	98	$1,084	$11.04	17	$360	$21.17
Laredo, TX	2	374	$13.88	219	$2,408	$10.98	98	$1,993	$20.40
Lubbock, TX	1	152	$9.41	112	$740	$6.58	39	$688	$17.55
Lufkin, TX	1	248	$6.39	205	$1,076	$5.26	18	$346	$19.30
McAllen-Edinburg-Pharr, TX	7	494	$12.26	360	$3,600	$10.01	95	$1,968	$20.82
Rio Grande City, TX	1	88	$11.47	76	$804	$10.63	13	$210	$16.45
San Antonio, TX	7	598	$12.05	345	$2,913	$8.45	187	$3,501	$18.68
Tyler, TX	1	60	$6.94	33	$212	$6.35	4	$46	$12.06
Texas	105	9,284	$13.26	5,473	$52,725	$9.63	2,891	$58,211	$20.14
Total Central Region	124	11,683	$12.36	7,082	$64,190	$9.06	3,435	$65,750	$19.14

Mid-Atlantic Region
Atlanta-Sandy Springs et al, GA	14	1,580	$13.67	824	$7,664	$9.30	470	$10,039	$21.35
Gainesville, GA	1	28	$13.19	21	$239	$11.31	4	$97	$22.36
Georgia	15	1,608	$13.66	845	$7,903	$9.35	475	$10,136	$21.36
Lexington-Fayette, KY	2	299	$13.69	218	$2,019	$9.25	176	$3,381	$19.19
Louisville, KY-IN	1	169	$11.84	93	$848	$9.17	69	$1,067	$15.41
Kentucky	3	468	$13.15	311	$2,867	$9.23	246	$4,448	$18.12
Lewiston-Auburn, ME	1	154	$5.99	61	$313	$5.18	21	$172	$8.37
Maine	1	154	$5.99	61	$313	$5.18	21	$172	$8.37
Charlotte-Gastonia et al, NC-SC	4	319	$17.24	154	$2,136	$13.91	138	$2,886	$20.94
Durham, NC	6	287	$11.93	151	$1,390	$9.23	89	$1,461	$16.51
Raleigh-Cary, NC	12	1,548	$11.55	953	$7,398	$7.77	487	$9,225	$18.96
Southern Pines-Pinehurst, NC	1	252	$9.06	112	$565	$5.03	69	$1,082	$15.62
Wilmington, NC	1	79	$12.80	49	$419	$8.60	29	$573	$19.91
North Carolina	24	2,485	$12.17	1,418	$11,909	$8.40	811	$15,227	$18.78
Hilton Head Island-Beaufort, SC	1	22	$14.88	5	$47	$9.00	12	$213	$17.40
South Carolina	1	22	$14.88	5	$47	$9.00	12	$213	$17.40
Memphis, TN-MS-AR	7	571	$12.66	379	$4,150	$10.94	148	$2,522	$17.08
Tennessee	7	571	$12.66	379	$4,150	$10.94	148	$2,522	$17.08
Total Mid-Atlantic Region	51	5,308	$12.66	3,019	$27,190	$9.01	1,712	$32,718	$19.12

Southeast Region
Fort Walton Beach et al, FL	2	70	$14.91	45	$585	$13.09	16	$319	$20.01
Jacksonville, FL	2	319	$9.85	250	$1,873	$7.48	60	$1,186	$19.68
Miami-Fort Lauderdale et al, FL	17	1,096	$15.81	591	$6,277	$10.62	415	$9,630	$23.22
Orlando, FL	14	1,780	$15.19	1,109	$13,499	$12.17	433	$9,925	$22.93
Palm Bay-Melbourne et al, FL	3	182	$8.77	102	$590	$5.79	53	$772	$14.47
Palm Coast, FL	1	83	$17.96	53	$739	$13.90	29	$737	$25.42
Port St. Lucie-Fort Pierce, FL	1	50	$10.60	43	$384	$8.99	5	$118	$25.50
Punta Gorda, FL	2	25	$16.97	15	$215	$14.34	6	$137	$23.86

				Occupied	Annualized	Avg. Base	Occupied	Annualized	Avg. Base
	# of			SF	Rents	Rents	SF	Rents	Rents
	Properties	GLA	Total ABR	Greater than 10K SF			Less than 10K SF
Sarasota-Bradenton-Venice, FL	1	97	$10.59	46	$324	$7.13	28	$456	$16.17
Tampa-St. Petersburg et al, FL	5	1,095	$13.15	627	$6,291	$10.03	305	$5,966	$19.57
Florida	48	4,798	$14.19	2,881	$30,777	$10.68	1,350	$29,246	$21.67
Total Southeast Region	48	4,798	$14.19	2,881	$30,777	$10.68	1,350	$29,246	$21.67

Total Retail	315	32,735	$13.59	19,106	$184,205	$9.64	10,029	$211,599	$21.10

Industrial
West Region
San Diego-Carlsbad et al, CA	1	132	$5.73	41	$229	$5.63	1	$9	$10.18
California	1	132	$5.73	41	$229	$5.63	1	$9	$10.18
Total West Region	1	132	$5.73	41	$229	$5.63	1	$9	$10.18

Central Region
Austin-Round Rock, TX	6	428	$9.80	83	$854	$10.26	272	$2,629	$9.66
Dallas-Fort Worth-Arlington, TX	16	2,516	$4.69	1,658	$7,164	$4.32	417	$2,557	$6.13
Houston-Baytown-Sugar Land, TX	27	2,929	$5.49	2,361	$12,064	$5.11	370	$2,937	$7.93
San Antonio, TX	4	687	$5.26	387	$2,068	$5.34	172	$875	$5.10
Texas	53	6,561	$5.44	4,490	$22,150	$4.93	1,231	$8,999	$7.31
Total Central Region	53	6,561	$5.44	4,490	$22,150	$4.93	1,231	$8,999	$7.31

Mid-Atlantic Region
Atlanta-Sandy Springs et al, GA	9	1,560	$3.80	1,103	$4,134	$3.75	21	$133	$6.39
Georgia	9	1,560	$3.80	1,103	$4,134	$3.75	21	$133	$6.39
Memphis, TN-MS-AR	3	685	$2.59	576	$1,489	$2.58	2	$8	$4.21
Tennessee	3	685	$2.59	576	$1,489	$2.58	2	$8	$4.21
Richmond, VA	9	903	$4.80	706	$3,358	$4.76	4	$51	$13.81
Virginia	9	903	$4.80	706	$3,358	$4.76	4	$51	$13.81
Total Mid-Atlantic Region	21	3,147	$3.80	2,386	$8,980	$3.76	26	$192	$7.28

Southeast Region
Lakeland, FL	2	768	$4.32	579	$2,500	$4.32	0	$0	$0.00
Tampa-St. Petersburg et al, FL	3	896	$3.77	767	$2,884	$3.76	7	$38	$5.25
Florida	5	1,665	$4.01	1,346	$5,384	$4.00	7	$38	$5.25
Total Southeast Region	5	1,665	$4.01	1,346	$5,384	$4.00	7	$38	$5.25

Total Industrial	80	11,505	$4.83	8,262	$36,743	$4.45	1,266	$9,238	$7.30

Joint venture properties are reflected at WRI's pro rata share.
Occupied SF based on commenced leases.
# of properties and GLA differ from property list due to new development properties with no commenced leases and the combining of certain properties on the property list.

Property Listing

Weingarten Realty Investors
Summary Property Listing
As of March 31, 2011
		Gross Leasable Area
	# of	WRI	Joint Venture	Owned by
ALL PROPERTIES BY STATE	Properties	Owned	Share	Other	Total

Arizona	24	2,222,331	-	1,204,412	3,426,743
Arkansas	3	358,030	-	-	358,030
California	30	3,943,886	878,517	832,263	5,654,665
Colorado	12	1,484,903	1,214,432	1,378,257	4,077,590
Florida	52	6,463,051	3,285,633	1,499,187	11,247,871
Georgia	23	3,167,418	933,066	716,003	4,816,487
Illinois	1	303,566	-	-	303,566
Kansas	2	248,335	-	-	248,335
Kentucky	4	610,815	-	127,614	738,429
Louisiana	11	1,153,429	423,587	693,875	2,270,891
Maine	1	153,535	51,178	-	204,713
Missouri	2	229,232	28,317	-	257,549
Nevada	12	2,368,116	-	1,160,131	3,528,247
New Mexico	4	474,514	-	216,134	690,648
North Carolina	25	2,539,244	181,859	742,374	3,463,477
Oklahoma	2	163,996	-	-	163,996
Oregon	3	119,909	90,927	62,600	273,436
South Carolina	1	21,530	64,590	-	86,120
Tennessee	9	1,256,088	677,263	137,740	2,071,091
Texas	155	16,133,257	5,530,069	3,036,727	24,700,053
Utah	4	309,630	67,180	435,160	811,970
Virginia	9	902,995	1,601,942	-	2,504,937
Washington	5	178,535	327,497	65,346	571,378
Grand Total	394	44,806,345	15,356,057	12,307,823	72,470,222

Total Retail	314	33,019,591	10,174,777	12,106,973	55,301,338

Total Industrial	77	11,505,307	5,181,280	200,850	16,887,437

Total Other	3	281,447	-	-	281,447

Footnotes for detail property listing
(1)	Denotes partial ownership. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.
(2)	Denotes property currently under development.
(3)	Denotes properties that are not consolidated for SEC reporting purposes.
(4)	Denotes single tenant retail property.
(+)	Denotes supermarket or discount store offering full service grocery along with general merchandise.
NOTE:	Square feet is reflective of area available to be leased. Certain listed properties may have additional square feet under WRI ownership.

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Retail
Operating Properties

Arizona
Palmilla Center	Dysart Rd. at McDowell Rd., Avondale	Office Max, PetSmart, Dollar Tree, Fry’s Supermarket + O.B.O.	100.00%		103,568	0	70,255	173,823
Mohave Crossroads	Bullhead Parkway at State Route 95, Bullhead City	Target O.B.O., Kohls O.B.O., PetSmart, Staples, Bed Bath & Beyond, Ross Dress for Less	100.00%		182,168	0	197,360	379,528
Raintree Ranch	Ray Road at Price Road, Chandler	Whole Foods +, Golf Galaxy, Bodhi Wellness Center	100.00%		135,750	0	0	135,750
Arrowhead Festival S.C.	75th Ave. at W. Bell Rd., Glendale	Borders O.B.O., Sports Authority O.B.O., Toys “R” Us O.B.O., Bed Bath & Beyond O.B.O.	100.00%		29,834	0	168,624	198,458
Fry's Ellsworth Plaza	Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + O.B.O.	100.00%		9,034	0	64,574	73,608
Monte Vista Village Center	Baseline Rd. at Ellsworth Rd., Mesa	Safeway + O.B.O.	100.00%		45,751	0	62,800	108,551
Red Mountain Gateway	Power Rd. at McKellips Rd., Mesa	Target O.B.O., Bed Bath & Beyond, Famous Footwear	100.00%		69,212	0	136,000	205,212
The Shoppes at Parkwood Ranch	Southern Avenue and Signal Butte Road, Mesa	Hobby Lobby, Dollar Tree	100.00%		92,626	0	0	92,626
Camelback Village Square	Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Office Max, Blockbuster	100.00%		134,494	0	100,000	234,494
Laveen Village Market	Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + O.B.O., Home Depot O.B.O.	100.00%		40,025	0	71,619	111,644
Rancho Encanto	35th Avenue at Greenway Rd., Phoenix	Fresh N Easy +, Family Dollar, Leon Furniture	100.00%		66,787	0	0	66,787
Squaw Peak Plaza	16th Street at Glendale Ave., Phoenix	Basha's +, Blockbuster	100.00%		60,728	0	0	60,728
Desert Village	Pinnacle Peak Rd at Pima Rd, Scottsdale	CVS Pharmacy, AJ Fine Foods +	100.00%		101,863	0	0	101,863
Fountain Plaza	77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree, Lowes O.B.O.	100.00%		102,761	0	165,000	267,761
Scottsdale Horizon	Frank Lloyd Wright Blvd and Thompson Peak	Safeway + O.B.O.	100.00%		10,237	0	0	10,237
Basha's Valley Plaza	S. McClintock at E. Southern, Tempe	Basha’s +, Ross Dress for Less	100.00%		145,518	0	0	145,518
Broadway Marketplace	Broadway at Rural, Tempe	Office Max, Ace Hardware	100.00%		82,757	0	0	82,757
Pueblo Anozira	McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	100.00%		158,269	0	0	158,269
Entrada de Oro	Magee Road and Oracle Road, Tucson	Wal-Mart Neighborhood Market +	100.00%		88,665	0	20,406	109,071
Madera Village	Tanque Verde Rd. and Catalina Hwy, Tucson	Safeway +, Walgreens, Dollar Tree	100.00%		96,732	0	10,594	107,326
Oracle Crossings	Oracle Highway and Magee Road, Tucson	Kohl's, Sprouts Farmers Market +	100.00%		250,541	0	10,000	260,541
Oracle Wetmore	Wetmore Road and Oracle Highway, Tucson	Home Depot O.B.O., PetSmart, Walgreens, Ulta	100.00%		149,961	0	105,329	255,290
Shoppes at Bears Path	Tanque Verde Rd. and Bear Canyon Rd., Tucson	Osco Drug O.B.O., Carondelet Health Care Corp., Leslie Pools	100.00%		43,928	0	21,851	65,779
Arizona Total:	# of Properties: 23				2,201,209	0	1,204,412	3,405,621

Arkansas
Markham Square	W. Markham at John Barrow, Little Rock	Burlington Coat Factory, Ross Dress for Less	100.00%		126,904	0	0	126,904
Markham West	11400 W. Markham, Little Rock	Office Depot, Michaels, Academy, Bassett Furniture, Dollar Tree	100.00%		178,500	0	0	178,500
Westgate	Cantrell at Bryant, Little Rock	SteinMart	100.00%		52,626	0	0	52,626
Arkansas Total:	# of Properties: 3				358,030	0	0	358,030

California
Jess Ranch Marketplace	Bear Valley Road at Jess Ranch Parkway, Apple Valley	Winco Foods + O.B.O., Burlington Coat Factory, PetSmart, Rite Aid, Big 5	50.00%	(1)(3)	104,384	104,384	99,170	307,937
Jess Ranch Phase III	Bear Valley Road at Jess Ranch Parkway, Apple Valley	Best Buy, Cinemark Theatres, Bed Bath & Beyond, 24 Hour Fitness	50.00%	(1)(3)	89,757	89,757	5,532	185,046
Centerwood Plaza	Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +, Buck-A-Roos	100.00%		75,486	0	0	75,486
Southampton Center	IH-780 at Southampton Rd., Benecia	Raley’s +, Ace Hardware	100.00%		162,764	0	0	162,764
580 Market Place	E. Castro Valley at Hwy. I-580, Castro Valley	Petco, 24 Hour Fitness, Safeway +	100.00%		100,165	0	0	100,165
Chino Hills Marketplace	Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	100.00%		311,575	0	0	311,575
Buena Vista Marketplace	Huntington Dr. at Buena Vista St., Duarte	Ralph's +, Dollar Tree	100.00%		90,805	0	0	90,805
El Camino Promenade	El Camino Real at Via Molena, Encinitas	T.J. Maxx, Beverages & More, Staples, Dollar Tree	100.00%		129,651	0	0	129,651
Fremont Gateway Plaza	Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, 24 Hour Fitness, Big Cinemas	100.00%		194,601	0	0	194,601
Hallmark Town Center	W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less +, Bally Total Fitness	100.00%		85,066	0	0	85,066

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Menifee Town Center	Antelope Rd. at Newport Rd., Menifee	Ralph's +, Ross Dress for Less, Dollar Tree	100.00%		124,431	0	124,303	248,734
Marshalls Plaza	McHenry at Sylvan Ave., Modesto	Marshalls, Dress Barn, Guitar Center	100.00%		78,752	0	0	78,752
Stoneridge Town Centre	Highway 60 at Nason St, Moreno Valley	Super Target + O.B.O, Best Buy, Office Max, Kohl's	67.00%	(1)(3)	104,692	51,565	275,015	431,272
Prospectors Plaza	Missouri Flat Rd. at US Hwy. 50, Placerville	SaveMart +, Kmart, Long’s Drug Store	100.00%		228,345	0	0	228,345
Shasta Crossroads	Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target O.B.O., Sports Authority O.B.O., Ashley Furniture O.B.O.	100.00%		121,183	0	131,468	252,651
Arcade Square	Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Lifestyle Furniture	100.00%		76,497	0	0	76,497
Discovery Plaza	W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +	100.00%		93,491	0	0	93,491
Summerhill Plaza	Antelope Rd. at Lichen Dr., Sacramento	Raley’s +, Dollar Tree	100.00%		128,880	0	0	128,880
Valley	Franklin Boulevard and Mack Road, Sacramento	Raley's +	100.00%		98,240	0	0	98,240
Silver Creek Plaza	E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreens, Orchard Supply O.B.O.	100.00%		132,925	0	65,000	197,925
Tully Corners Shopping Center	Tully Rd at Quimby Rd, San Jose	Food Maxx +, Petco	10.00%	(1)(3)	11,599	104,393	0	115,992
Greenhouse Marketplace	Lewelling Blvd. at Washington Ave., San Leandro	Safeway + O.B.O., Longs Drug Stores O.B.O., Big Lots, 99 Cents Only, Factory 2 U	100.00%		147,063	0	86,569	233,632
Rancho San Marcos Village	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s +, 24 Hour Fitness	100.00%		120,829	0	0	120,829
San Marcos Plaza	San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + O.B.O.	100.00%		35,880	0	45,206	81,086
Stony Point Plaza	Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +	100.00%		195,192	0	0	195,192
Sunset Center	Sunset Ave. at State Hwy. 12, Suisun City	Rite Aid, In Shape City	100.00%		85,238	0	0	85,238
Creekside Center	Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +, Blockbuster	100.00%		116,229	0	0	116,229
Freedom Centre	Freedom Blvd. At Airport Blvd., Watsonville	Rite Aid, Big Lots, Safeway +, Ace Hardware	100.00%		150,241	0	0	150,241
Westminster Center	Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco, Ross Dress for Less	100.00%		417,820	0	0	417,820
California Total:	# of Properties: 29				3,811,781	350,099	832,263	4,994,142

Colorado
Aurora City Place	E. Alameda at I225, Aurora	PetSmart, Barnes & Noble, Ross Dress For Less, Sports Authority, Super Target + O.B.O.	50.00%	(1)(3)	182,642	182,642	182,000	547,283
Academy Place	Academy Blvd. at Union Blvd., Colorado Springs	Safeway + O.B.O., Ross Dress For Less, Target O.B.O.	100.00%		83,878	0	206,586	290,464
Uintah Gardens	NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s +, Walgreens, Petco, Big 5 Sporting Goods, ARC Thrift	100.00%		214,774	0	0	214,774
Green Valley Ranch Towne Center	Tower Rd. at 48th Ave., Denver	King Sooper’s + O.B.O.	50.00%	(1)(3)	28,474	28,474	58,000	114,947
Lowry Town Center	2nd Ave. at Lowry Ave., Denver	Albertsons + O.B.O.	50.00%	(1)(3)	38,349	38,349	52,700	129,398
Edgewater Marketplace	Sheridan Blvd at 17th Ave, Edgewater	King Sooper's +, Ace Hardware, Target O.B.O.	100.00%		145,780	0	126,000	271,780
CityCenter Englewood	S. Santa Fe at Hampden Ave., Englewood	Wal-Mart O.B.O., Ross Dress for Less, Sports Authority, Office Depot, Bally Total Fitness, Petco	51.00%	(1)(3)	137,346	131,960	90,000	359,305
Crossing at Stonegate	Jordon Rd. at Lincoln Ave., Parker	King Sooper’s +	51.00%	(1)(3)	55,620	53,438	0	109,058
Thorncreek Crossing	Washington St. at 120th St., Thornton	Super Target + O.B.O., Sunflower Farmers Market +, Barnes & Noble, Office Max, Michaels, Dollar Tree, Cost Plus	51.00%	(1)(3)	108,190	103,947	174,000	386,137
Westminster Plaza	North Federal Blvd. at 72nd Ave., Westminster	Safeway +, Walgreens O.B.O.	50.00%	(1)	48,506	48,506	14,100	111,113
Colorado Total:	# of Properties: 10				1,043,559	587,316	903,386	2,534,259

Florida
Boca Lyons	Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen, Dollar Tree	100.00%		113,515	0	0	113,515
Countryside Centre	US Highway 19 at Countryside Boulevard, Clearwater	T.J. Maxx, Home Goods	100.00%		242,567	0	0	242,567
Sunset 19	US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	100.00%		275,910	0	0	275,910
Embassy Lakes	Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Tuesday Morning	100.00%		131,723	0	48,214	179,937
Paradise Key at Kelly Plantation	US Highway 98 and Mid Bay Bridge Rd, Destin	Publix +, Bed Bath & Beyond, Ross, Old Navy, SteinMart	10.00%	(1)(3)	27,178	244,599	0	271,777
Shoppes at Paradise Isle	34940 Emerald Coast Pkwy, Destin	Best Buy, Michaels, Office Depot, PetSmart, Big Lots	25.00%	(1)(3)	42,917	128,752	0	171,669
Hollywood Hills Plaza	Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	20.00%	(1)(3)	72,957	291,828	0	364,785
Indian Harbour Place	East Eau Gallie Boulevard, Indian Harbour Beach	Beall's, Publix +	25.00%	(1)(3)	40,880	122,641	0	163,521
Argyle Village	Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics, Michaels	100.00%		312,447	0	0	312,447

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

TJ Maxx Plaza	117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	100.00%		161,429	0	0	161,429
Largo Mall	Ulmerton Rd. at Seminole Ave., Largo	Beall’s, Marshalls, PetSmart, Bed Bath & Beyond, Staples, Michaels, Target O.B.O., Albertsons + O.B.O.	100.00%		380,991	0	197,631	578,622
Palm Lakes Plaza	Atlantic Boulevard and Rock Island Road, Maragate	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,750	91,002	0	113,752
Lake Washington Crossing	Wickham Rd. at Lake Washington Rd., Melbourne	Publix +, Famous Labels	25.00%	(1)(3)	29,707	89,121	0	118,828
Lake Washington Square	Wickham Rd. at Lake Washington Rd., Melbourne	Tuesday Morning	100.00%		111,811	0	0	111,811
Kendall Corners	Kendall Drive and SW 127th Avenue, Miami	Ashley Furniture	20.00%	(1)(3)	19,294	77,178	0	96,472
South Dade	South Dixie Highway and Eureka Drive, Miami	Publix +, Petco, Chuck E. Cheese, Bed Bath & Beyond	20.00%	(1)(3)	43,895	175,578	0	219,473
Tamiami Trail Shops	S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	20.00%	(1)(3)	22,173	88,694	0	110,867
Northridge	E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linens, Bally Total Fitness	20.00%	(1)(3)	47,214	188,855	0	236,069
Colonial Landing	East Colonial Dr. at Maguire Boulevard, Orlando	Bed Bath & Beyond, PetSmart, Sports Authority	50.00%	(1)	131,504	131,504	0	263,007
Colonial Plaza	E. Colonial Dr. at Primrose Dr., Orlando	Staples, Ross Dress for Less, Babies “R” Us, Marshalls, Old Navy, SteinMart, Barnes & Noble, Petco, Big Lots, Hobby Lobby	100.00%		502,182	0	0	502,182
International Drive Value Center	International Drive and Touchstone Drive, Orlando	Bed Bath & Beyond, Ross Dress for Less, T.J. Maxx	20.00%	(1)(3)	37,133	148,531	0	185,664
Market at Southside	Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s, Dollar Tree	100.00%		95,128	0	64,627	159,755
Phillips Crossing	Interstate 4 and Sand Lake Road, Orlando	Whole Foods +, Golf Galaxy, Michaels	100.00%		145,704	0	0	145,704
Phillips Landing	Turkey Lake Rd., Orlando	Wal-Mart O.B.O., Planet Fitness	100.00%		66,223	0	219,815	286,038
The Marketplace at Dr. Phillips	Dr. Phillips Boulevard and Sand Lake Road, Orlando	Stein Mart, Office Depot, Home Goods, Morton's of Chicago	20.00%	(1)(3)	65,222	260,886	0	326,108
The Shoppes at South Semoran	Semoran Blvd. at Pershing Ave., Orlando	Dollar Tree	100.00%		101,486	0	0	101,486
Westland Terrace Plaza	SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + O.B.O.	100.00%		77,521	0	183,000	260,521
Alafaya Square	Alafaya Trail, Oviedo	Publix +	20.00%	(1)(3)	35,297	141,189	0	176,486
University Palms	Alafaya Trail at McCullough Rd., Oviedo	Publix +	30.00%	(1)	29,752	69,420	0	99,172
Palm Coast Center	State Road 100 & Belle Terre Parkway, Palm Coast	Super Target O.B.O. +, PetSmart, T.J. Maxx, Ross Dress for Less, Michaels	50.00%	(1)(3)	83,398	83,398	189,398	356,195
East Lake Woodlands	East Lake Road and Tampa Road, Palm Harbor	Walgreens	20.00%	(1)(3)	28,123	112,494	0	140,617
Shoppes at Parkland	Hillsboro Boulevard at State Road #7, Parkland	BJ's Wholesale Club +	30.00%	(1)	43,696	101,956	0	145,652
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +	20.00%	(1)(3)	25,284	101,135	0	126,419
Flamingo Pines	Pines Blvd. at Flamingo Rd., Pembroke Pines	Wal-Mart Supercenter + O.B.O., U.S. Post Office, Keiser College	100.00%		130,942	0	255,350	386,292
Pembroke Commons	University at Pines Blvd., Pembroke Pines	Publix +, Marshalls, Office Depot, LA Fitness, Dollar Tree	20.00%	(1)(3)	59,223	236,890	0	296,113
Publix at Laguna Isles	Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	100.00%		69,475	0	0	69,475
Vizcaya Square	Nob Hill Rd. at Cleary Blvd., Plantation	Blockbuster	100.00%		112,410	0	0	112,410
Quesada Commons	Quesada Avenue and Toledo Blade Boulevard, Port Charlotte	Publix +	25.00%	(1)(3)	14,722	44,168	0	58,890
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Petco	25.00%	(1)(3)	10,253	30,758	0	41,011
Shoppes of Port Charlotte	Toledo Blade Boulevard and Tamiami Trail, Port Charlotte	Chick-Fil-A	25.00%	(1)(3)(4)	980	2,941	0	3,921
Marketplace at Seminole Towne Center	Central Florida Greenway and Rinehart Road, Sanford	Sports Authority, Ross Dress for Less, Old Navy, Petco, Super Target + O.B.O.	100.00%		313,612	0	185,000	498,612
Epic Village - St. Augustine	SR 207 at Rolling Hills Dr, St. Augustine	Epic Theaters O.B.O.	70.00%	(1)	6,103	2,615	51,977	60,695
Pineapple Commons	Us Highway 1 and Britt Rd., Stuart	City Furniture, Best Buy, Ross Dress for Less, PetSmart, Marshalls	20.00%	(1)(3)	49,803	199,211	0	249,014
Sunrise West Shopping Center	West Commercial Drive and NW 91st Avenue, Sunrise	Publix +	25.00%	(1)(3)	19,080	57,241	0	76,321
Palms of Carrollwood	N. Dale Maybry Dr. at Fletcher Ave., Tampa	Bed Bath & Beyond, The Fresh Market +	100.00%		167,887	0	0	167,887
Venice Pines	Center Rd. at Jacaranda Blvd., Venice	Sweet Bay +	100.00%		97,303	0	0	97,303
Winter Park Corners	Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +	100.00%		102,382	0	0	102,382
Florida Total:	# of Properties: 46				4,721,186	3,222,585	1,395,012	9,338,783

Georgia
Lakeside Marketplace	Cobb Parkway US Hwy 41, Acworth	Ross Dress for Less, Petco, Office Max, Super Target + O.B.O.	100.00%		136,848	0	174,000	310,848
Mansell Crossing	North Point Parkway at Mansell Rd, Alpharetta	buybuy Baby, Ross Dress for Less, Rooms to Go	20.00%	(1)(3)	20,586	82,345	0	102,931
Camp Creek Marketplace II	Camp Creek Parkway and Carmla Drive, Atlanta	Shopper's World, DSW, American Signature, LA Fitness	100.00%		196,283	0	0	196,283
Cherokee Plaza	Peachtree Road and Colonial Drive, Atlanta	Kroger +	30.00%	(1)	29,925	69,824	0	99,749
Perimeter Village	Ashford-Dunwoody Rd, Atlanta	Wal-Mart Supercenter +, Cost Plus World Market, DSW, Hobby Lobby	100.00%		387,755	0	0	387,755

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Publix at Princeton Lakes	Carmia Drive and Camp Creek Drive, Atlanta	Publix +	20.00%	(1)(3)	13,681	54,726	0	68,407
Brookwood Square	East-West Connector at Austell Rd., Austell	Marshalls	100.00%		253,448	0	0	253,448
Dallas Commons	US Highway 278 and Nathan Dean Boulevard, Dallas	Kroger + O.B.O.	100.00%		25,158	0	70,104	95,262
Reynolds Crossing	Steve Reynolds and Old North Cross Rd., Duluth	Kroger + O.B.O.	100.00%		45,758	0	70,225	115,983
Thompson Bridge Commons	Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	30.00%	(1)	27,776	64,811	0	92,587
Grayson Commons	Grayson Hwy at Rosebud Rd., Grayson	Kroger +	100.00%		76,611	0	0	76,611
Sandy Plains Exchange	Sandy Plains at Scufflegrit, Marietta	Publix +	30.00%	(1)	21,835	50,949	0	72,784
Brownsville Commons	Brownsville Road and Hiram-Lithia Springs Road, Powder Springs	Kroger + O.B.O.	100.00%		27,747	0	54,139	81,886
Roswell Corners	Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + O.B.O.	100.00%		144,834	0	173,535	318,369
Brookwood Marketplace	Peachtree Parkway at Mathis Airport Rd., Suwannee	Office Max, Home Depot, Bed Bath & Beyond, Super Target + O.B.O.	100.00%		199,594	0	174,000	373,594
Georgia Total:	# of Properties: 15				1,607,839	322,655	716,003	2,646,497

Illinois
Burbank Station	S. Cicero Ave. at W. 78th St., Burbank	Babies "R" Us, Food For Less +, AJ Wright, Office Max, The Sports Authority, PetSmart	100.00%		303,566	0	0	303,566
Illinois Total:	# of Properties: 1				303,566	0	0	303,566

Kansas
Shawnee Village	Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	100.00%		132,619	0	0	132,619
Kohl's	Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s	100.00%		115,716	0	0	115,716
Kansas Total:	# of Properties: 2				248,335	0	0	248,335

Kentucky
Millpond Center	Boston at Man O’War, Lexington	Kroger +	100.00%		124,567	0	27,000	151,567
Regency Shopping Centre	Nicholasville Rd.& West Lowry Lane, Lexington	T.J. Maxx, Michaels, Kroger + O.B.O.	100.00%		142,972	0	46,044	189,016
Tates Creek	Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid	100.00%		174,290	0	5,160	179,450
Festival at Jefferson Court	Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetSmart O.B.O., Factory Card Outlet, Staples	100.00%		168,986	0	49,410	218,396
Kentucky Total:	# of Properties: 4				610,815	0	127,614	738,429

Louisiana
Town & Country Plaza	U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Ross Dress for Less	100.00%		227,452	0	0	227,452
Manhattan Place	Manhattan Blvd. at Gretna Blvd., Harvey	Target O.B.O., Ross Dress for Less, Stage, K&G Fashion	100.00%		137,315	0	139,300	276,615
River Marketplace	Ambassador Caffery at Kaliste Saloom, Lafayette	Ross Dress for Less, Stage, Cost Plus, Super Target + O.B.O., Books-A-Million	7.80%	(1)(3)	13,139	155,096	174,700	342,935
Westwood Village	W. Congress at Bertrand, Lafayette	Rouses Supermarket +, Stage	100.00%		138,034	0	0	138,034
14/Park Plaza	Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Conn’s, Anna's Linens, Family Dollar, Citi Trends	100.00%		172,068	0	0	172,068
K-Mart Plaza	Ryan St., Lake Charles	Albertsons +, Kmart, Dollar Tree	50.00%	(1)(3)	107,974	107,974	0	215,948
Prien Lake Plaza	Prien Lake Rd. at Nelson Rd., Lake Charles	Target O.B.O., Marshalls O.B.O., Ross Dress for Less O.B.O., Bed Bath & Beyond O.B.O.	100.00%		8,243	0	205,375	213,618
Southgate	Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books-A-Million	100.00%		158,587	0	0	158,587
Danville Plaza	Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	100.00%		141,380	0	0	141,380
Orleans Station	Paris, Robert E. Lee at Chatham, New Orleans	Car Care Center	100.00%	(4)	3,000	0	0	3,000
University Place	71st St. at Youree Dr., Shreveport	Super Target + O.B.O., Best Buy, T.J. Maxx, CVS/pharmacy O.B.O, Bed Bath & Beyond	100.00%		5,100	0	0	5,100
University Place	70th St. at Youree Dr., Shreveport	Super Target + O.B.O., Best Buy, T.J. Maxx, CVS/pharmacy O.B.O, Bed Bath & Beyond	20.40%	(1)(3)	41,137	160,517	174,500	376,154
Louisiana Total:	# of Properties: 11				1,153,429	423,587	693,875	2,270,891

Maine
The Promenade	Essex at Summit, Lewiston	Staples	75.00%	(1)	153,535	51,178	0	204,713
Maine Total:	# of Properties: 1				153,535	51,178	0	204,713

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Missouri
Ballwin Plaza	Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michaels, Sears Hardware	100.00%		200,915	0	0	200,915
Western Plaza	Hwy 141 at Hwy 30, Fenton	Value Village	50.00%	(1)(3)	28,317	28,317	0	56,634
Missouri Total:	# of Properties: 2				229,232	28,317	0	257,549

Nevada
Eastern Horizon	Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + O.B.O., Trader Joe's +	100.00%		65,848	0	143,879	209,727
Best in the West	Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies "R" Us, DSW Shoes, Office Depot, Old Navy, PetSmart, Jo-Ann Stores, Sports Authority, Ulta	100.00%		428,067	0	0	428,067
Charleston Commons	Charleston and Nellis, Las Vegas	Wal-Mart +, Ross, Office Max, 99 Cents Only, PetSmart	100.00%		332,539	0	0	332,539
College Park S.C.	E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	El Super +, Sav-On Drugs, Anna's Linens, Factory 2 U	100.00%		167,654	0	0	167,654
Francisco Centre	E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less O.B.O., Fallas Paredes, La Bonita Grocery +	100.00%		116,973	0	31,842	148,815
Mission Center	Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug-CVS O.B.O., Albertsons + O.B.O., Toys “R” Us, T.J. Maxx	100.00%		152,475	0	60,018	212,493
Paradise Marketplace	Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food + O.B.O., Dollar Tree	100.00%		77,597	0	70,495	148,092
Rainbow Plaza	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Home Depot, 24 Hour Fitness	100.00%		273,916	0	0	273,916
Rainbow Plaza, Phase I	Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Home Depot, 24 Hour Fitness	100.00%		136,369	0	0	136,369
Rancho Towne & Country	Rainbow Blvd. at Charleston Blvd., Las Vegas	Smith’s Food +	100.00%		84,743	0	0	84,743
Tropicana Beltway	Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s O.B.O., Wal-Mart Supercenter + O.B.O., PetSmart, Office Depot, Ross Dress for Less, Sports Authority	100.00%		246,483	0	394,271	640,754
Tropicana Marketplace	Tropicana at Jones Blvd., Las Vegas	Smith’s Food + O.B.O., Family Dollar	100.00%		71,325	0	73,168	144,493
Westland Fair North	Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter + O.B.O., Lowe’s O.B.O., PetSmart, Office Depot, Michaels, Anna's Linens	100.00%		214,127	0	386,458	600,585
Nevada Total:	# of Properties: 12				2,368,116	0	1,160,131	3,528,247

New Mexico
Eastdale	Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	100.00%		119,091	0	0	119,091
North Towne Plaza	Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	100.00%		107,666	0	0	107,666
Pavillions at San Mateo	I-40 at San Mateo, Albuquerque	Old Navy, Shoe Department, Skechers, Dollar Tree	100.00%		196,044	0	0	196,044
Wyoming Mall	Academy Rd. at Northeastern, Albuquerque	Wal-Mart Supercenter + O.B.O., Dollar Tree	100.00%		51,713	0	216,134	267,847
New Mexico Total:	# of Properties: 4				474,514	0	216,134	690,648

North Carolina
Capital Square	Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	100.00%		143,063	0	0	143,063
Harrison Pointe	Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	100.00%		130,934	0	0	130,934
High House Crossing	NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	100.00%		89,997	0	0	89,997
Northwoods Market	Maynard Rd. at Harrison Ave., Cary	Food Lion +	100.00%		77,802	0	0	77,802
Parkway Pointe	Cory Parkway at S. R. 1011, Cary	Food Lion +, Rite Aid	100.00%		80,061	0	0	80,061
Chatham Crossing	US 15/501 at Plaza Dr., Chapel Hill	Lowes Food +, CVS/pharmacy	25.00%	(1)(3)	24,039	72,116	0	96,155
Cole Park Plaza	US 15/501 and Plaza Dr., Chapel Hill	Dollar General	25.00%	(1)(3)	20,564	61,694	0	82,258
Galleria	Galleria Boulevard and Sardis Road, Charlotte	Off Broadway Shoes, Wal-Mart O.B.O.	100.00%		120,674	0	207,602	328,276
Johnston Road Plaza	Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion +	100.00%		79,508	0	0	79,508
Steele Creek Crossing	York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Rite Aid	100.00%		77,301	0	0	77,301
Whitehall Commons	NWC of Hwy. 49 at I-485, Charlotte	Wal-Mart Supercenter + O.B.O., Lowes O.B.O., BI-LO + O.B.O.	100.00%		41,941	0	402,620	444,561
Bull City Market	Broad St. at West Main St., Durham	Whole Foods Market +	100.00%		40,937	0	0	40,937
Hope Valley Commons	Highway 751 and Highway 54, Durham	Harris Teeter +	100.00%		81,371	0	0	81,371
Mineral Springs Village	Mineral Springs Rd. at Wake Forest Rd., Durham	Rite Aid, Carlie C's IGA +	100.00%		59,859	0	0	59,859
Ravenstone Commons	Hwy 98 at Sherron Rd., Durham	Food Lion +	100.00%		60,424	0	0	60,424
Pinecrest Plaza	Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michaels, Belk’s, Burke's Outlet Stores Inc.	100.00%		252,038	0	0	252,038
Avent Ferry	Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +, Family Dollar	100.00%		111,622	0	0	111,622
Falls Pointe	Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s O.B.O.	100.00%		106,981	0	86,350	193,331

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Leesville Town Centre	Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +, Rite Aid	100.00%		114,396	0	0	114,396
Little Brier Creek	Little Brier Creek Lane and Brier Leaf Lane, Raleigh	Lowe's Food + O.B.O.	100.00%		17,119	0	45,802	62,921
Six Forks Station	Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond, Borders	100.00%		466,585	0	0	466,585
Stonehenge Market	Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart	100.00%		188,521	0	0	188,521
Heritage Station	Forestville Rd. at Rogers Rd., Wake Forest	Harris Teeter +	30.00%	(1)	20,592	48,049	0	68,641
North Carolina Total:	# of Properties: 23				2,406,329	181,859	742,374	3,330,562

Oklahoma
Market Boulevard	E. Reno Ave. at N. Douglas Ave., Midwest City	Rent 1st	100.00%		35,765	0	0	35,765
Town and Country	Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware, Aaron Rents	100.00%		128,231	0	0	128,231
Oklahoma Total:	# of Properties: 2				163,996	0	0	163,996

Oregon
Clackamas Square	SE 82nd Avenue and SE Causey Avenue, Portland	T.J. Maxx, Winco Foods + O.B.O.	20.00%	(1)(3)	14,828	59,311	62,600	136,739
Oak Grove Market Center	SE Mcloughlin Blvd & Oak Grove Ave, Portland	Safeway +	100.00%		97,177	0	0	97,177
Raleigh Hills Plaza	SW Beaverton-Hillsdale Hwy and SW Scholls Ferry Road, Portland	Walgreens, New Seasons Market +	20.00%	(1)(3)	7,904	31,616	0	39,520
Oregon Total:	# of Properties: 3				119,909	90,927	62,600	273,436

South Carolina
Fresh Market Shoppes	890 William Hilton Head Pkwy, Hilton Head	The Fresh Market +	25.00%	(1)(3)	21,530	64,590	0	86,120
South Carolina Total:	# of Properties: 1				21,530	64,590	0	86,120

Tennessee
Bartlett Towne Center	Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	100.00%		192,624	0	0	192,624
Commons at Dexter Lake	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshalls	30.00%	(1)	50,087	116,871	0	166,958
Commons at Dexter Lake Phase II	Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshalls	30.00%	(1)(4)	18,551	43,287	0	61,838
Highland Square	Summer at Highland, Memphis	Walgreens	100.00%	(4)	14,490	0	0	14,490
Mendenhall Commons	South Mendenahall Rd. and Sanderlin Avenue, Memphis	Kroger +	30.00%	(1)	26,432	61,676	0	88,108
Summer Center	Summer Ave. at Waring Rd., Memphis	Kroger +, Ross Dress for Less	100.00%		137,335	0	0	137,335
Tennessee Total:	# of Properties: 5				439,519	221,834	0	661,353

Texas
Bell Plaza	45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	15.00%	(1)	19,595	111,036	0	130,631
Coronado	34th St. at Wimberly Dr., Amarillo	Subway	100.00%		48,165	0	0	48,165
Calder	Calder at 24th St., Beaumont	Harmony Science Academy	100.00%	(4)	34,641	0	0	34,641
North Park Plaza	Eastex Fwy. at Dowlen, Beaumont	Target O.B.O., Toys “R” Us O.B.O., Kirklands	50.00%	(1)(3)	70,036	70,036	141,329	281,401
Phelan	Phelan at 23rd St, Beaumont	Kroger + O.B.O.	100.00%		12,000	0	0	12,000
Phelan West	Phelan at 23rd St., Beaumont	Kroger + O.B.O.	66.70%	(1)(3)	15,552	7,779	58,890	82,221
Gateway Station	I-35W and McAlister Rd., Burleson	Conn's	70.00%	(1)	47,950	20,550	0	68,500
Lone Star Pavilions	Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	100.00%		106,907	0	0	106,907
Montgomery Plaza	Loop 336 West at I-45, Conroe	Academy, Conn’s, 99 Cents Only, Petco, Anna's Linens, Spec's	100.00%		300,772	0	0	300,772
Moore Plaza	S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshalls, H. E. B. + O.B.O., Target O.B.O., Old Navy, Hobby Lobby, Steinmart	100.00%		371,907	0	161,909	533,816
Horne Street Market	I-30 & Horne Street, Fort Worth	24 Hour Fitness	100.00%	(4)	42,267	0	0	42,267
Overton Park Plaza	SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, PetsMart, Office Depot, T.J. Maxx, Home Depot O.B.O., Goody Goody Wines, Anna’s Linens, Sprouts Farmers Market +, Buy Buy Baby	100.00%		355,979	0	110,000	465,979
Broadway	Broadway at 59th St., Galveston	Big Lots, Family Dollar	15.00%	(1)	11,191	63,413	0	74,604
Food King Place	25th St. at Avenue P, Galveston	Vacant	100.00%	(4)	28,062	0	0	28,062
Galveston Place	Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Spec's Liquor, Palais Royal	100.00%		210,187	0	0	210,187
10/Federal	I-10 at Federal, Houston	Citi Trends, Palais Royal, Sellers Bros. +	15.00%	(1)	19,871	112,601	0	132,472

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Alabama-Shepherd	S. Shepherd at W. Alabama, Houston	PetSmart	100.00%		56,110	0	0	56,110
Bayshore Plaza	Spencer Hwy. at Burke Rd., Houston	Fitness Connections O.B.O.	100.00%		36,039	0	86,000	122,039
Bellaire Boulevard	Bellaire at S. Rice, Houston	Randall’s +	30.00%	(1)	10,524	24,557	0	35,081
Braeswood Square	N. Braeswood at Chimney Rock, Houston	Belden’s +, Walgreens	100.00%		103,336	0	0	103,336
Centre at Post Oak	Westheimer at Post Oak Blvd., Houston	Marshalls, Old Navy, Grand Lux Café, Nordstrom Rack	100.00%		184,601	0	0	184,601
Champions Village	F.M. 1960 at Champions Forest Dr., Houston	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	30.00%	(1)	115,374	269,207	0	384,581
Cullen Center	Cullen at Reed, Houston	Beauty Supply	100.00%		7,316	0	0	7,316
Cullen Plaza	Cullen at Wilmington, Houston	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	12,678	71,839	0	84,517
Cypress Pointe	F.M. 1960 at Cypress Station, Houston	Kroger +, Office Depot, Babies “R” Us	100.00%		190,704	0	96,660	287,364
Eastpark	Mesa Rd. at Tidwell, Houston	Jack in the Box, CVS/pharmacy O.B.O., US Postal Service O.B.O.	100.00%	(4)	1,576	0	0	1,576
Edgebrook	Edgebrook at Gulf Fwy., Houston	Fiesta +, JPMorgan Chase Bank, Family Dollar	15.00%	(1)	11,769	66,691	0	78,460
Fiesta Village	Quitman at Fulton, Houston	Fiesta +	15.00%	(1)	4,537	25,712	0	30,249
Fondren/West Airport	Fondren at W. Airport, Houston	Save-A-Lot +	100.00%		37,117	0	0	37,117
Glenbrook Square	Telephone Road, Houston	Kroger +	15.00%	(1)	11,684	66,206	0	77,890
Griggs Road	Griggs at Cullen, Houston	Family Dollar, Citi Trends	15.00%	(1)	12,017	68,099	0	80,116
Harrisburg Plaza	Harrisburg at Wayside, Houston	Fallas Paredes	15.00%	(1)	14,016	79,422	0	93,438
Heights Plaza	20th St. at Yale, Houston	Kroger +	100.00%		71,777	0	0	71,777
Humblewood Shopping Plaza	Eastex Fwy. at F.M. 1960, Houston	Kroger +, Conn’s, Walgreens, Michaels O.B.O., DSW O.B.O.	100.00%		176,673	0	99,000	275,673
I-45/Telephone Rd. Center	I-45 at Maxwell Street, Houston	Sellers Bros. +, Dollar Tree, FAMSA, Fallas Paredes	15.00%	(1)	25,768	146,021	0	171,789
Jacinto City	Market at Baca, Houston	Sellers Bros. +, Family Dollar	50.00%	(1)	24,569	24,569	0	49,138
Kirby Strip Center	Kirby Dr, Houston	Freebirds Burrito	100.00%		10,000	0	0	10,000
Lawndale	Lawndale at 75th St., Houston	Family Dollar, 99 Cents Only, LaMichoacana Meat Market +	15.00%	(1)	7,819	44,308	0	52,127
Little York Plaza	Little York at E. Hardy, Houston	Sellers Bros. +, Fallas Paredes	15.00%	(1)	17,082	96,796	0	113,878
Lyons Avenue	Lyons at Shotwell, Houston	Fiesta +, Fallas Paredes	15.00%	(1)	10,144	57,485	0	67,629
Market at Westchase	Westheimer at Wilcrest, Houston	Whole Foods Market +	100.00%		84,081	0	0	84,081
North Main Square	Pecore at N. Main, Houston	O'Reilly Auto Parts	100.00%		18,515	0	0	18,515
North Oaks	F.M. 1960 at Veterans Memorial, Houston	T.J. Maxx, Ross Dress for Less, Staples, Big Lots, DSW, Half Price Books, Anna's Linens, Hobby Lobby	15.00%	(1)	60,778	344,408	0	405,186
North Triangle	I-45 at F.M. 1960, Houston	CiCi’s Pizza	100.00%		16,060	0	0	16,060
Northbrook Center	Northwest Fwy. at W. 34th, Houston	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	100.00%		173,288	0	0	173,288
Northwest Crossing	N.W. Fwy. at Hollister, Houston	Target O.B.O., Marshalls, Big Lots, Dollar Tree, Best Buy	75.00%	(1)(3)	134,939	44,980	120,721	300,640
Oak Forest	W. 43rd at Oak Forest, Houston	Kroger +, Ross Dress for Less, Dollar Tree	100.00%		152,504	0	0	152,504
Orchard Green	Gulfton at Renwick, Houston	Sellers Bros. +, Family Dollar	100.00%		74,983	0	0	74,983
Randall's /Cypress Station	F.M. 1960 at I-45, Houston	ATI Career Training Center	100.00%		138,974	0	0	138,974
Randall's /Kings Crossing	Kingwood Dr. at Lake Houston Pkwy., Houston	Randall’s +, CVS/pharmacy	30.00%	(1)	37,919	88,478	0	126,397
Randall's /Norchester	Grant at Jones, Houston	Playa Azul Seafood & Oyster Bar	100.00%		107,200	0	0	107,200
Richmond Square	Richmond Ave. at W. Loop 610, Houston	Best Buy O.B.O., Cost Plus	100.00%		35,623	0	58,247	93,870
River Oaks East	W. Gray at Woodhead, Houston	Kroger +	100.00%		71,265	0	0	71,265
River Oaks West	W. Gray at S. Shepherd, Houston	Barnes & Noble, Talbots, JoS. A. Bank, Ann Taylor, Gap	100.00%		248,861	0	0	248,861
Sheldon Forest North	North, I-10 at Sheldon, Houston	Family Dollar	100.00%		22,040	0	0	22,040
Sheldon Forest South	North, I-10 at Sheldon, Houston	Gerland’s +, Burke’s Outlet	50.00%	(1)	37,670	37,670	0	75,340
Shops at Three Corners	S. Main at Old Spanish Trail, Houston	Fiesta +, Office Depot, PetSmart, Ross Dress for Less, Big Lots	70.00%	(1)	173,060	74,169	0	247,229
Southgate	W. Fuqua at Hiram Clark, Houston	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	15.00%	(1)	18,789	106,471	0	125,260
Spring Plaza	Hammerly at Campbell, Houston	Sellers Bros. +, Family Dollar	15.00%	(1)	8,875	50,291	0	59,166
Stella Link	Stella Link at S. Braeswood, Houston	Sellers Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	100.00%		70,087	0	0	70,087
Studemont	Studewood at E. 14th St, Houston	Fiesta +	100.00%	(4)	28,466	0	0	28,466
Ten Blalock Square	I-10 at Blalock, Houston	99 Ranch Market +	100.00%		97,277	0	0	97,277
Village Arcade	University at Kirby, Houston	Gap, Baby Gap, Chicos	100.00%		57,203	0	0	57,203
Village Arcade-Phase II	University at Kirby, Houston	Talbots	100.00%		28,371	0	0	28,371
Village Arcade-Phase III	University at Kirby, Houston	Banana Republic, Express, Ann Taylor	100.00%		107,134	0	0	107,134

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Village Plaza at Bunker Hill	Bunker Hill Rd at Interstate 10, Houston	H. E. B. +, PetSmart, Babies "R" Us	57.80%	(1)(3)	283,476	207,391	0	490,867
Westchase Center	Westheimer at Wilcrest, Houston	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Petco, Target O.B.O.	100.00%		231,477	0	99,550	331,027
Westhill Village	Westheimer at Hillcroft, Houston	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	100.00%		130,041	0	0	130,041
Killeen Marketplace	3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot O.B.O.	100.00%		115,203	0	135,934	251,137
Cedar Bayou	Bayou Rd., La Marque	La Marque Fire Dept. O.B.O.	100.00%		14,873	0	30,688	45,561
North Creek Plaza	Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target O.B.O., H. E. B. + O.B.O., Marshalls	100.00%		239,477	0	206,463	445,940
Plantation Centre	Del Mar Blvd. at McPherson Rd., Laredo	H. E. B. +, Blockbuster	100.00%		134,853	0	0	134,853
League City Plaza	I-45 at F.M. 518, League City	Kroger +	15.00%	(1)	19,048	107,942	0	126,990
Central Plaza	Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	100.00%		151,677	0	0	151,677
Angelina Village	Hwy. 59 at Loop 287, Lufkin	Kmart, Conn's	100.00%		248,199	0	0	248,199
Las Tiendas Plaza	Expressway 83 at McColl Rd., McAllen	Target O.B.O., Mervyn’s O.B.O., Academy, Conn’s, Ross Dress for Less, Marshalls, Office Depot	50.00%	(1)(3)	143,968	143,968	212,132	500,067
Market at Nolana	Nolana Ave and 29th St., McAllen	Wal-Mart O.B.O.	50.00%	(1)(3)	20,342	20,342	203,191	243,874
Northcross	N. 10th St. at Nolana Loop, McAllen	Barnes & Noble	50.00%	(1)(3)	37,758	37,758	0	75,517
Old Navy Building	1815 10th Street, McAllen	Old Navy	50.00%	(1)(3)(4)	7,500	7,500	0	15,000
South 10th St. HEB	S. 10th St. at Houston St., McAllen	H. E. B. +	50.00%	(1)(3)	51,851	51,851	0	103,702
Independence Plaza	Town East Blvd., Mesquite	Babies “R” Us, Family Dollar, Harbor Freight	100.00%		170,363	0	0	170,363
Market at Sharyland Place	U.S. Expressway 83 and Shary Road, Mission	Wal-Mart O.B.O., Kohl's, Dollar Tree	50.00%	(1)(3)	56,456	56,456	188,262	301,174
Sharyland Towne Crossing	Shary Rd. at Hwy. 83, Mission	Target O.B.O., H. E. B. +, T.J. Maxx, Petco, Office Depot, Ross Dress for Less	50.00%	(1)(3)	176,520	176,520	131,909	484,949
Custer Park	SWC Custer Road at Parker Road, Plano	Kroger + O.B.O.	100.00%		114,489	0	65,084	179,573
Pitman Corners	Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	100.00%		192,283	0	0	192,283
Preston Shepard Place	Preston Rd. at Park Blvd., Plano	SteinMart, Old Navy, Office Depot, Marshalls, Babies "R" Us, Borders, PETCO, Nordstrom	20.00%	(1)(3)	72,667	290,670	0	363,337
Gillham Circle	Gillham Circle at Thomas, Port Arthur	Family Dollar	100.00%		33,134	0	0	33,134
Starr Plaza	U.S. Hwy. 83 at Bridge St., Rio Grande City	H. E. B. +, Beall’s, Dollar General	50.00%	(1)(3)	88,346	88,346	0	176,693
Rockwall	I-30 at Market Center Street, Rockwall	Office Max, Petco, Ross Dress for Less, Old Navy, Michael's, Toys R Us Express	100.00%		209,051	0	0	209,051
Rose-Rich	U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	100.00%		103,385	0	0	103,385
Lake Pointe Market Center	Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + O.B.O., Walgreens O.B.O.	100.00%		40,513	0	81,176	121,689
Boswell Towne Center	Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + O.B.O	100.00%		26,088	0	61,747	87,835
Fiesta Trails	I-10 at DeZavala Rd., San Antonio	H. E. B. + O.B.O., Target O.B.O., Act III Theatres, Marshalls, Office Max, SteinMart, Petco, Anna’s Linens	100.00%		312,370	0	176,000	488,370
Oak Park Village	Nacogdoches at New Braunfels, San Antonio	H. E. B. +	30.00%	(1)	19,286	45,001	0	64,287
Parliament Square	W. Ave. at Blanco, San Antonio	Bernina New Home Sewing Center, Anytime Fitness, Family Dollar	100.00%		64,950	0	0	64,950
Parliament Square II	W. Ave. at Blanco, San Antonio	Incredible Pizza	100.00%		54,541	0	0	54,541
Thousand Oaks	Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	15.00%	(1)	24,432	138,450	0	162,882
Valley View	West Ave. at Blanco Rd., San Antonio	Marshalls, Blockbuster, Dollar Tree	100.00%		91,544	0	0	91,544
Market at Town Center	Town Center Blvd., Sugar Land	Old Navy, Home Goods, Marshalls, Ross Dress for Less, Nordstrom Rack	100.00%		375,547	0	0	375,547
Island Market Place	6th St. at 9th Ave., Texas City	Food King +	100.00%	(4)	27,277	0	0	27,277
Palmer Plaza	F.M. 1764 at 34th St., Texas City	Dollar Tree	100.00%		96,526	0	99,980	196,506
Broadway	S. Broadway at W. 9th St., Tyler	SteinMart	100.00%		60,400	0	0	60,400
Crossroads	I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	100.00%		115,692	0	0	115,692
Texas Total:	# of Properties: 99				9,207,877	3,544,989	2,624,872	15,377,738

Utah
Alpine Valley Center	Main St. at State St., American Fork	Super Target + O.B.O., Old Navy, Justice, Dollar Tree, Office Depot	33.30%	(1)(3)	30,382	60,772	133,500	224,654
Taylorsville Town Center	West 4700 South at Redwood Rd., Taylorsville	Fresh Market + O.B.O., Rite Aid	100.00%		94,157	0	40,057	134,214
West Jordan Town Center	West 7000 South at S. Redwood Rd., West Jordan	Office Depot, Target O.B.O., Petco	100.00%		182,099	0	122,800	304,899
Utah Total:	# of Properties: 3				306,638	60,772	296,357	663,767

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Washington
Mukilteo Speedway Center	Mukilteo Speedway, Lincoln Way, and Highway 99, Lynnwood	Dollar Tree	20.00%	(1)(3)	18,055	72,218	0	90,273
Meridian Town Center	Meridian Avenue East and 132nd Street East, Puyallup	Jo-Ann Fabric & Craft Store, Safeway + O.B.O.	20.00%	(1)(3)	15,533	62,133	65,346	143,012
South Hill Center	43rd Avenue Southwest and Meridian Street South, Puyallup	Best Buy, Bed Bath & Beyond, Ross Dress for Less	20.00%	(1)(3)	26,802	107,208	0	134,010
Promenade 23	S. Jackson St. at 23rd Ave., Seattle	Red Apple Grocers +, Walgreens	100.00%		96,660	0	0	96,660
Rainer Square Plaza	Rainer Avenue South and South Charleston Street, Seattle	Safeway +, Ross Dress for Less	20.00%	(1)(3)	21,485	85,938	0	107,423
Washington Total:	# of Properties: 5				178,535	327,497	65,346	571,378

Industrial
Operating Properties

California
Siempre Viva Business Park	Siempre Viva Rd. at Kerns St., San Diego	Eaton Electrical Inc., Bose Corporation	20.00%	(1)(3)	132,105	528,418	0	660,523
California Total:	# of Properties: 1				132,105	528,418	0	660,523

Florida
Lakeland Industrial Center	I-4 at County Rd., Lakeland	Rooms to Go, Publix, Star Distribution, Chep USA	100.00%		600,000	0	0	600,000
Lakeland Interstate Industrial Park I	Interstate Drive and Kathleen Rd., Lakeland	Carolina Logistics Services, Inc., Acuity Specialty Products Group, Inc.,	100.00%		168,400	0	0	168,400
1801 Massaro	1801 Massaro Blvd., Tampa	MiTek Industries, Inc.,	100.00%		159,000	0	0	159,000
Hopewell Industrial Center	Old Hopewell Boulevard and U.S. Highway 301, Tampa	Parts Depot, Inc., South Dade Automotive	100.00%		224,483	0	0	224,483
Tampa East Industrial Portfolio	1841 Massaro Blvd., Tampa	General Electric, Florida Air Conditioning Distrib, HD Supply Plumbing, Interline Brands, GE Polymershapes, Creative Recycling Systems	100.00%		512,923	0	0	512,923
Florida Total:	# of Properties: 5				1,664,806	0	0	1,664,806

Georgia
Atlanta Industrial Park	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Georgia Aquarium, Inc., Cardinal Logistics Mgmt Co.	100.00%		120,200	0	0	120,200
Atlanta Industrial Park II & VI	Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc., GSC Packaging	100.00%		382,120	0	0	382,120
Riverview Distribution Center	Fulton Industrial Blvd. at Camp Creek Parkway, Atlanta	Chep USA	100.00%		265,200	0	0	265,200
Sears Logistics	3700 Southside Industrial Way, Atlanta	Sears Logistics Services	20.00%	(1)(3)	80,511	322,043	0	402,554
SouthPark 3075	Anvil Block Rd and SouthPark Blvd, Atlanta	American Tire Distributors	100.00%		234,525	0	0	234,525
Southside Industrial Parkway	Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Mission Produce	100.00%		72,000	0	0	72,000
Westlake 125	Camp Creek Parkway and Westlake Parkway, Atlanta	Maxwell Chase Technologies, LLC, Nissei ASB Company, Berlin Packaging	100.00%		154,464	0	0	154,464
Kennesaw 75	3850-3900 Kennesaw Prkwy, Kennesaw	Trane, Clorox Services Company, Builders Specialties, LLC	100.00%		178,467	0	0	178,467
6485 Crescent Drive	I-85 at Jimmy Carter Blvd., Norcross	Zurn Industries LLC	20.00%	(1)(3)	72,092	288,368	0	360,460
Georgia Total:	# of Properties: 8				1,559,579	610,411	0	2,169,990

Tennessee
Crowfarn Drive Warehouse	Crowfarn Dr. at Getwell Rd., Memphis	CMI Freight Transportation, Sergeant's Pet Care Products	20.00%	(1)(3)	31,770	127,079	0	158,849
Outland Business Center	Outland Center Dr., Memphis	Vistar Corporation, Kuehne & Nagel, TricorBraun	20.00%	(1)(3)	82,088	328,350	0	410,438
Southpoint I & II	Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Wynit	100.00%		570,940	0	0	570,940
Tennessee Total:	# of Properties: 3				684,798	455,429	0	1,140,227

Texas
Midpoint I-20 Distribution Center	New York Avenue and Arbrook Boulevard, Arlington	Tred-It Tire & Wheel, Amercian Medical Response	100.00%		253,165	0	0	253,165

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Randol Mill Place	Randol Mill Road, Arlington	Protech Electronics, Inc., Premier Products	100.00%		54,639	0	0	54,639
Braker 2 Business Center	Kramer Ln. at Metric Blvd., Austin	Home Team Pest Defense, MJC Electronics Corporation	100.00%		27,359	0	0	27,359
Corporate Center Park I and II	Putnam Dr. at Research Blvd., Austin	Phoenix Lamar Corp, CenTex Independent Electrical, Schindler Elevator	100.00%		120,613	0	0	120,613
Oak Hills Industrial Park	Industrial Oaks Blvd., Austin	Terracon, Inc., Illumitex	100.00%		89,858	0	0	89,858
Rutland 10 Business Center	Metric Blvd. At Centimeter Circle, Austin	Media Event Concepts, Inc., Stellar Micro Devices	100.00%		54,000	0	0	54,000
Southpark A,B,C	East St. Elmo Rd. at Woodward St., Austin	Texas EZ Pawn	100.00%		78,276	0	0	78,276
Southpoint Service Center	Burleson at Promontory Point Dr., Austin	Green Building Energy Services	100.00%		58,297	0	0	58,297
1625 Diplomat Drive	SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	100.00%		106,140	0	0	106,140
Midway Business Center	Midway at Boyington, Carrollton	Luxury of Leather, Jet Pay, LLC	100.00%		141,246	0	0	141,246
Manana Office Center	I-35 at Manana, Dallas	Dave & Busters, All-Tex Supply	100.00%		223,128	0	0	223,128
Newkirk Service Center	Newkirk near N.W. Hwy., Dallas	Restaurant Technologies, Corporate Meeting Services	100.00%		105,892	0	0	105,892
Northeast Crossing Office/Service Center	East N.W. Hwy. at Shiloh, Dallas	ASCOA - Ambulatory Surgical Center	100.00%		78,700	0	0	78,700
Redbird Distribution Center	Joseph Hardin Drive, Dallas	Texwood Industries, L.P.	100.00%		110,839	0	0	110,839
Regal Distribution Center	Leston Avenue, Dallas	General Insulation Company, Parkland Health & Hosp System, BKM Total Office of Texas, L.P., Aero-Med, Ltd.	100.00%		202,559	0	0	202,559
Space Center Industrial Park	Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Inc., Facility Interiors, Inc.	100.00%		264,582	0	0	264,582
McGraw Hill Distribution Center	420 E. Danieldale Rd, DeSoto	McGraw Hill Companies, Inc.	100.00%		417,938	0	0	417,938
610 and 11th St. Warehouse	Loop 610 at 11th St., Houston	Iron Mountain, Goodwill	20.00%	(1)(3)	48,728	194,914	0	243,642
610 and 11th St. Warehouse	Loop 610 at 11th St., Houston	Prefco Corp.	100.00%		104,975	0	0	104,975
610/288 Business Park	Cannon Street, Houston	Palmer Logistics, Dupuy Storage	20.00%	(1)(3)	59,060	236,240	0	295,300
Beltway 8 Business Park	Beltway 8 at Petersham Dr., Houston	Premier Home Technology	100.00%		157,498	0	0	157,498
Blankenship Building	Kempwood Drive, Houston	Star Displays	100.00%		59,718	0	0	59,718
Brookhollow Business Center	Dacoma at Directors Row, Houston	YMCA of Greater Houston, Surgeon's Management, Houston Digital Instruments	100.00%		133,970	0	0	133,970
Claywood Industrial Park	Clay at Hollister, Houston	Pioneer Distribution Center, Packaging Corporation of America	100.00%		101,125	0	200,850	301,975
Crestview	Bissonnet at Wilcrest, Houston	Creative Connection	100.00%		8,970	0	0	8,970
Crosspoint Warehouse	Crosspoint, Houston	Foam Enterprises, LLC	100.00%		72,505	0	0	72,505
Houston Cold Storage Warehouse	7080 Express Lane, Houston	Houston Central Industries, Inc.	100.00%		128,752	0	0	128,752
Kempwood Industrial	Kempwood Dr. at Blankenship Dr., Houston	Pioneer Contract Services, Veritas Geophysical Corporation	20.00%	(1)(3)	43,898	175,591	0	219,489
Kempwood Industrial	Kempwood Dr. at Blankenship Dr., Houston	Pioneer Contract Services	100.00%		113,218	0	0	113,218
Lathrop Warehouse	Lathrop St. at Larimer St., Houston	United D.C., Inc.	20.00%	(1)(3)	50,378	201,512	0	251,890
Navigation Business Park	Navigation at N. York, Houston	Genesis Worldwide Logistics, Synergy Cables USA	20.00%	(1)(3)	47,603	190,411	0	238,014
Northway Park II	Loop 610 East at Homestead, Houston	Jet Lube, Inc., South Texas Bolt & Fitting, Custom Polymers	20.00%	(1)(3)	60,715	242,862	0	303,577
Railwood F	Market at U.S. 90, Houston	Shell Oil Company	20.00%	(1)(3)	60,000	240,000	0	300,000
Railwood G	Mesa at U.S. 90 , Houston	Global Stainless Supply, Inc.	50.00%	(1)(3)	105,425	105,425	0	210,850
Railwood Industrial Park	Mesa at U.S. 90, Houston	Distribution International SW, AJ Logistics, YRC Logistics Services	100.00%		402,680	0	0	402,680
Railwood Industrial Park	Mesa at U.S. 90, Houston	Val-Fit Inc., Georgia Gulf Chemicals & Vinyl	20.00%	(1)(3)	99,531	398,125	0	497,656
Southport Business Park 5	South Loop 610, Houston	Surface Preparation - Texas, LLC, Birch Plastics, Soltex Inc.	100.00%		160,011	0	0	160,011
Stonecrest Business Center	Wilcrest at Fallstone, Houston	Alpha Omega Caseworks	100.00%		110,861	0	0	110,861
Town & Country Commerce Center	I-10 at Beltway 8, Houston	Arizona Tile, Seitel	100.00%		206,056	0	0	206,056
West 10 Business Center II	Wirt Rd. at I-10, Houston	Summers Group, Inc.	100.00%		82,658	0	0	82,658
West Loop Commerce Center	W. Loop N. at I-10, Houston	Inter-Tel Technologies	100.00%		35,886	0	0	35,886
West-10 Business Center	Wirt Rd. at I-10, Houston	Network-Interstate Co.	100.00%		99,883	0	0	99,883
Westgate Service Center	Park Row Drive at Whiteback Dr., Houston	Welltec, Inc., 3M Company, CAS Holdings, Inc.	100.00%		123,579	0	0	123,579
Freeport Commerce Center	Sterling Street and Statesman Drive, Irving	McGraw Hill Companies, Inc., TKS U.S.A., Inc.	100.00%		50,590	0	0	50,590
Central Plano Business Park	Klein Rd. at Plano Pkwy., Plano	CK Management, Inc., Underwriters Laboratories, Motion Dynamics	100.00%		137,785	0	0	137,785
Jupiter Business Park	Jupiter Rd at Summit Ave, Plano	Ericsson Radio Systems	100.00%		189,532	0	0	189,532
Jupiter Service Center	Jupiter near Plano Pkwy., Plano	Interceramic Tile, Gemaire Distributors	100.00%		78,480	0	0	78,480
Sherman Plaza Business Park	Sherman at Phillips, Richardson	Weingarten Realty Regional Office, Quadravox, Inc.	100.00%		101,140	0	0	101,140
Crosswinds Distribution Center	Tech Com at Wurzback Parkway, San Antonio	American Tile Supply	100.00%		142,403	0	0	142,403
Interwest Business Park	Alamo Downs Parkway, San Antonio	All-American Sports, Gell Service Company, Inc., Goodman Manufacturing Company, L.P.	100.00%		219,244	0	0	219,244

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Isom Business Park	919-981 Isom Road, San Antonio	Gate Gourmet, Wells Fargo Bank, Colour Solutions	100.00%		175,200	0	0	175,200
O'Connor Road Business Park	O’Connor Road, San Antonio	Ingersoll Rand, TD Industries	100.00%		150,091	0	0	150,091
Freeport Business Center	13215 N. Promenade Blvd., Stafford	Yokagawa, Life-Tech, Gurwitch Industries, PSI Group	100.00%		251,645	0	0	251,645
Texas Total:	# of Properties: 51				6,561,024	1,985,080	200,850	8,746,954

Virginia
Enterchange at Northlake A	11900-11998 North Lakeridge Parkway, Ashland	FedEx, Owens & Minor	100.00%		215,191	0	0	215,191
Enterchange at Northlake C	North Lakeridge Parkway & Northlake Park Dr, Ashland	Techturn, International Paper Company, The Kane Company, Wholesale Millwork	20.00%	(1)(3)	58,623	234,492	0	293,115
Enterchange at Meadowville	2101 Bermuda Hundred Dr, Chester	United States Army	20.00%	(1)(3)	45,362	181,447	0	226,809
Enterchange at Walthall A & B	1900-1998 Ruffin Mill Rd, Colonial Heights	Mazda Motors of America, Inc., Xymid LLC, HCA Richmond Division Inc.	20.00%	(1)(3)	121,336	485,343	0	606,679
Enterchange at Walthall C	1936-1962 Ruffin Mill Rd, Colonial Heights	Hill Phoenix, PSS World Medical	20.00%	(1)(3)	52,384	209,538	0	261,922
Enterchange at Walthall D	1700-1798 Ruffin Mill Rd, Colonial Heights	Saddle Creek, Recall Total Info Manager, Jim's Formal Wear	100.00%		287,318	0	0	287,318
Interport Business Center A	4800-4890 Eubank Road, Richmond	Wyeth-Ayerst Pharmaceuticals, Triple Play Services Inc., Anderson News, LLC,	20.00%	(1)(3)	88,204	352,814	0	441,018
Interport Business Center B	4700-4790 Eubank Road, Richmond	Mid South Building Supply, Inc., CEVA Freight LLC, Commonwealth of Virginia Department of Taxation	20.00%	(1)(3)	23,600	94,400	0	118,000
Interport Business Center C	5300-5390 Laburnum Ave, Richmond	Sears Home Improvement Products, Inc., Ferguson Enterprise, Inc.	20.00%	(1)(3)	10,977	43,908	0	54,885
Virginia Total:	# of Properties: 9				902,995	1,601,942	0	2,504,937

Other
Operating Properties

Arizona
Arcadia Biltmore Plaza	Campbell Ave. at North 36th St., Phoenix	Endurance Rehab, Weingarten Realty Regional Office	100.00%		21,122	0	0	21,122
Arizona Total:	# of Properties: 1				21,122	0	0	21,122

Texas
1919 North Loop West	Hacket Drive at West Loop 610 North, Houston	State of Texas, Weingarten Realty Regional Office	100.00%		139,325	0	0	139,325
Citadel Plaza	Citadel Plaza Dr., Houston	Weingarten Realty Investors Corporate Office	100.00%		121,000	0	0	121,000
Texas Total:	# of Properties: 2				260,325	0	0	260,325

Total Operating Properties	# of Properties: 384				43,916,233	14,659,485	11,241,229	69,816,944

New Development

Colorado
River Point at Sheridan	Highway 85 and Highway 285, Sheridan		50.00%	(1)(2)	79,353	79,353	331,174	489,880
The Gardens on Havana	Mississippi at Havana, Aurora		39.80%	(1)(2)(3)	361,991	547,763	143,697	1,053,451
Colorado Total:	# of Properties: 2				441,344	627,116	474,871	1,543,331

Florida
Clermont Landing	U.S. 27 & Steve's Road, Clermont		55.00%	(1)(2)(3)	77,059	63,048	104,175	244,282
Florida Total:	# of Properties: 1				77,059	63,048	104,175	244,282

North Carolina
Surf City Crossing	Highway 17 and Highway 210, Surf City		100.00%	(2)	53,776	0	0	53,776
Waterford Village	U.S. Hwy 17 & U.S. Hwy 74/76, Leland		100.00%	(2)	79,139	0	0	79,139
North Carolina Total:	# of Properties: 2				132,915	0	0	132,915

Tennessee

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Ridgeway Trace	Poplar Avenue and Ridgeway Road, Memphis		100.00%	(2)	131,771	0	137,740	269,511
Tennessee Total:	# of Properties: 1				131,771	0	137,740	269,511

Texas
North Towne Plaza	U.S. 77 and 83 at SHFM 802, Brownsville		100.00%	(2)	11,600	0	117,000	128,600
Tomball Marketplace	FM 2920 and Future 249, Tomball		100.00%	(2)	61,351	0	85,000	146,351
Westwood Center	Culebra Road and Westwood Loop, San Antonio		100.00%	(2)	31,080	0	9,005	40,085
Texas Total:	# of Properties: 3				104,031	0	211,005	315,036

Utah
300 West	S. 300 West at Paxton Ave., Salt Lake City		31.80%	(1)(2)(3)	2,992	6,408	138,803	148,203
Utah Total:	# of Properties: 1				2,992	6,408	138,803	148,203

Total New Developments	# of Properties: 10				890,112	696,572	1,066,594	2,653,278

Unimproved Land

Arizona
Bullhead Parkway at State Route 95, Bullhead City								312,761
Lon Adams Rd at Tangerine Farms Rd, Marana								422,532
Southern Avenue and Signal Butte Road, Mesa								90,605
Arizona Total:								825,898

California
Bear Valley Road at Jess Ranch Parkway Phase II, Apple Valley								138,956
Bear Valley Road at Jess Ranch Parkway Phase III, Apple Valley								473,497
California Total:								612,453

Colorado
Mississippi at Havana, Aurora								669,953
Highway 85 and Highway 285, Sheridan								1,003,187
Colorado Total:								1,673,140

Florida
Young Pines and Curry Ford Rd, Orange County								132,422
State Road 100 & Belle Terre Parkway, Palm Coast								292,288
SR 207 at Rolling Hills Dr, St. Augustine								228,254
Florida Total:								652,964

Georgia
NWC South Fulton Parkway @ Hwy 92, Union City								3,554,496
Georgia Total:								3,554,496

Louisiana
Ambassador Caffery at W. Congress, Lafayette								34,848
70th St. at Mansfield Rd., Shreveport								41,818
Louisiana Total:								76,666

Nevada
SWC Highway 215 at Decatur, Las Vegas								1,103,810
Nevada Total:								1,103,810

North Carolina
U.S. Hwy 17 & U.S. Hwy 74/76, Leland								549,727
Creedmoor Highway 50 and Crabtree Valley Avenue, Raleigh								510,959
U.S. 15-501 and Bruce Wood Rd, Southern Pines								1,047,182

Weingarten Realty Investors
Property Listing
As of March 31, 2011
					Gross Leasable Area
						Joint
			WRI	Foot	WRI	Venture	Owned by
Center	Location	Anchors	Owned %	Notes	Owned	Share	Other	Total

Highway 17 and Highway 210, Surf City								2,024,233
U.S. Highway 1 at Caveness Farms Rd., Wake Forest								3,074,900
North Carolina Total:								7,207,001

Tennessee
Poplar Avenue and Ridgeway Road, Memphis								53,579
Tennessee Total:								53,579

Texas
U.S. 77 and 83 at SHFM 802, Brownsville								954,835
Rock Prairie Rd. at Hwy. 6, College Station								394,218
River Pointe Drive at Interstate 45, Conroe								118,483
Leslie Rd. at Bandera Rd., Helotes								74,052
Bissonnet at Wilcrest, Houston								40,946
Citadel Plaza at 610 North Loop, Houston								137,214
East Orem, Houston								121,968
Kirkwood at Dashwood Drive, Houston								321,908
Mesa Road at Tidwell, Houston								35,719
Northwest Freeway at Gessner, Houston								117,612
West Little York at Interstate 45, Houston								161,172
West Loop North at Interstate 10, Houston								145,055
Nolana Ave and 29th St., McAllen								163,350
Shary Rd. at North Hwy. 83, Mission								1,607,364
9th Ave. at 25th St., Port Arthur								243,065
Culebra Road and Westwood Loop, San Antonio								403,366
FM 1957 Potranco Road and FM 211, San Antonio								8,655,372
SH 151 and Ingram Rd, San Antonio								369,389
US Hwy 281 at Wilderness Oaks, San Antonio								1,269,774
Highway 3 at Highway 1765, Texas City								200,812
FM 2920 and Highway 249, Tomball								1,467,972
Texas Total:								17,003,646

Utah
South 300 West & West Paxton Avenue, Salt Lake City								235,224
Utah Total:								235,224

Total Unimproved Land								32,998,877

Other Topics of Interest

Weingarten Realty Investors
Supplemental Leasing Information at Pro rata Share
(in thousands)

			% of
	# of Units	Rental Revenue	Rental Revenue	Square Feet
Blockbuster Summary
As of 12/31/10	29	3,370	0.59%	136

Terminated 2/28/11	-4	-784	-0.16%	-13

Remaining units 3/31/11	25	2,586	0.43%	123

Announced Future Store Closings	-9	-797	-0.14%	-40

Net remaining units	16	1,789	0.29%	83

Borders Summary (includes 1 Walden Books)
As of 12/31/10	6	2,519	0.45%	125

Lease Expiration 1/31/11	-1	-940	-0.17%	-40

Remaining units 3/31/11	5	1,579	0.28%	85

Announced Store Closing	-1	-136	-0.02%	-8

Net remaining units	4	1,443	0.26%	77

Ultimate Electronics
As of 12/31/10	3	1,019	0.18%	102

As of 3/31/11	3	1,019	0.18%	102

Announced Store Closing	-3	-1,019	-0.18%	-102

Net remaining units	0	0	0.00%	0